                                                                    Exhibit 10.6

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================================================================================




                                 LOAN AGREEMENT


                                  BY AND AMONG


                          STRATEGIC TIMBER PARTNERS, LP

                                AS THE BORROWER,

                            THE LENDERS NAMED HEREIN


                                       AND

                               ABN AMRO BANK N.V.
                                  AS THE AGENT



                                 April 27, 1998




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================================================================================

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS.................................................................................2

         Section 1.1       Defined Terms..........................................................................2

         Section 1.2       Other Interpretive Provisions.........................................................26

                  (a)      Accounting Terms......................................................................26

                  (b)      Other Terms...........................................................................26

                  (c)      Performance; Time.....................................................................26

                  (d)      Laws..................................................................................26

                  (e)      Rounding..............................................................................27

                  (f)      Schedules And Exhibits................................................................27

ARTICLE II            THE CREDITS................................................................................27

         Section 2.1       Amounts And Terms Of Commitments......................................................27

                  (a)      Revolving Credit Facility.............................................................27

                  (b)      Limitation On Each Lender's Obligation................................................27

                  (c)      Funding Of Loans To The Agent.........................................................27

                  (d)      Disbursement Of Loans To The Borrower.................................................28

                  (e)      General Provisions Relating To Revolving Loans........................................28

                  (f)      Permitted Uses Of Loan Proceeds.......................................................28

         Section 2.2       Notes.................................................................................29

                  (a)      Notations In The Lenders' Books And Records...........................................29

         Section 2.3       Repayment Of Principal Amount Of Loans................................................29

         Section 2.4       Payment Of Interest On The Loans......................................................29

                  (a)      Loans.................................................................................29

                  (b)      Interest Payment Dates................................................................29

                  (c)      Interest Upon Events Of Default.......................................................29

                  (d)      Limitations On Interest Rates.........................................................29

         Section 2.5       Procedure For The Borrowing Of Loans..................................................30

         Section 2.6       Conversion And Continuation Elections.................................................30

         Section 2.7       Optional Prepayments..................................................................31

         Section 2.8       Mandatory Prepayments.................................................................32

         Section 2.9       Commitment Fee For Providing Commitments..............................................32

         Section 2.10      Calculation Of Interest And Fees......................................................32


                                       i.


         Section 2.11      Payments..............................................................................32

         Section 2.12      Payment On Non-Business Days..........................................................33

         Section 2.13      Application Of Payments...............................................................33

         Section 2.14      Distribution Of Payments..............................................................33

         Section 2.15      The Agent's Right To Assume Funds Available For Loans.................................33

         Section 2.16      The Agent's Right To Assume Payments Will Be Made By The Borrower.....................34

ARTICLE III           TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................34

         Section 3.1       Taxes.................................................................................37

         Section 3.2       Illegality............................................................................38

         Section 3.3       Increased Costs.......................................................................38

         Section 3.4       Inability To Determine Rates..........................................................38

         Section 3.5       Prepayment Of LIBOR Loans.............................................................38

         Section 3.6       Capital Requirements..................................................................39

         Section 3.7       Certificates Of Lenders...............................................................39

         Section 3.8       Substitution Of Lenders...............................................................39

         Section 3.9       Survival..............................................................................40

ARTICLE IV            CONDITIONS PRECEDENT TO CLOSING AND THE MAKING OF LOANS....................................40

         Section 4.1       Conditions Precedent To The Closing...................................................40

                  (a)      Corporate Documents...................................................................40

                  (b)      Loan Documents........................................................................41

                  (c)      Opinion Of Borrower's Counsel.........................................................42

                  (d)      J.A. Bel Acquisition Documents........................................................42

                  (e)      Baal Acquisition Documents............................................................42

                  (f)      Quatre Parish Acquisition Documents...................................................43

                  (g)      Griffin Documents.....................................................................43

                  (h)      Governmental Consents.................................................................43

                  (i)      Third Party Consents..................................................................43

                  (j)      Consummation Of The Timberlands Acquisition...........................................43

                  (k)      Opening Timber Valuation..............................................................43

                  (l)      Opening Pro Forma Balance Sheet.......................................................44

                  (m)      Initial Equity Investment.............................................................44


                                      ii.


                  (n)      Financial Statements..................................................................44

                  (o)      Harvest Plan..........................................................................44

                  (p)      Confirmation Regarding Operating Projections..........................................44

                  (q)      Environmental Review..................................................................44

                  (r)      Material Agreements...................................................................44

                  (s)      Access Rights And Servitudes..........................................................44

                  (t)      Entitlements..........................................................................45

                  (u)      Title Policies........................................................................45

                  (v)      Solvency Certificate..................................................................45

                  (w)      Insurance.............................................................................45

                  (x)      No Material Adverse Change............................................................45

                  (y)      UCC Searches..........................................................................45

                  (z)      No Litigation.........................................................................45

                  (aa)     The Borrower's Bring-Down Certificate.................................................46

                  (bb)     Fee Letter............................................................................46

                  (cc)     Escrow Instructions...................................................................46

                  (dd)     Funds Transfer Memorandum.............................................................46

                  (ee)     Fees And Costs........................................................................46

                  (ff)     Subordinated Bridge Loan Documents....................................................46

                  (gg)     Other Documents.......................................................................46

         Section 4.2       The Making Of Loans...................................................................47

ARTICLE V             THE BORROWER'S REPRESENTATIONS AND WARRANTIES..............................................47

         Section 5.1       Organization, Power And Authority Of The Borrower.....................................47

         Section 5.2       Organization, Power And Authority of The Borrower's Subsidiaries......................47

         Section 5.3       Loan Documents Authorized; Binding Obligations........................................48

         Section 5.4       No Conflict...........................................................................48

         Section 5.5       Capital Structure.....................................................................48

         Section 5.6       Financial Condition...................................................................48

         Section 5.7       No Material Adverse Change............................................................49

         Section 5.8       Ownership Of Properties...............................................................49

         Section 5.9       Litigation............................................................................49

         Section 5.10      Material Documents; Third Party Consents..............................................49

         Section 5.11      No Government Consents Needed.........................................................49


                                      iii.


         Section 5.12      Solvency..............................................................................50

         Section 5.13      Management And Labor Agreements.......................................................50

         Section 5.14      ERISA Compliance......................................................................50

         Section 5.15      Certain Representations And Warranties Concerning The Timberlands.....................51

                  (a)      Condition.............................................................................51

                  (b)      Acres And Volume......................................................................51

                  (c)      Description Of The Land...............................................................51

         Section 5.16      Margin Regulations....................................................................51

         Section 5.17      Taxes.................................................................................51

         Section 5.18      Intellectual Property Rights..........................................................52

         Section 5.19      Other Regulations.....................................................................52

         Section 5.20      Brokers' Fees.........................................................................52

         Section 5.21      Nature Of Representations And Warranties..............................................52

ARTICLE VI            INSURANCE..................................................................................52

         Section 6.1       Insurance By The Borrower And Services................................................52

         Section 6.2       General Insurance Requirements........................................................53

                  (a)      Workers' Compensation Insurance.......................................................53

                  (b)      Employer's Liability Insurance........................................................53

                  (c)      General Liability Insurance...........................................................53

                  (d)      Automobile Liability Insurance........................................................53

                  (e)      Excess Insurance......................................................................53

                  (f)      Standing Timber.......................................................................53

         Section 6.3       Endorsements..........................................................................53

         Section 6.4       Waiver Of Subrogation.................................................................54

         Section 6.5       Conditions............................................................................54

         Section 6.6       Evidence Of Insurance.................................................................55

         Section 6.7       Failure To Maintain Insurance.........................................................55

ARTICLE VII           AFFIRMATIVE COVENANTS OF THE BORROWER AND SERVICES.........................................55

         Section 7.1       Records And Reports...................................................................55

                  (a)      Quarterly Borrower-Prepared Financial Statements......................................55

                  (b)      Annual Audited Financial Statements...................................................56


                                      iv.


                  (c)      Accountants' Statement................................................................56

                  (d)      Compliance Certificate................................................................56

                  (e)      Borrowing Base Certificate............................................................57

                  (f)      Quarterly Timber Report...............................................................57

                  (g)      Merchantable Timber Valuation Reports.................................................57

                  (h)      Harvest Plans.........................................................................58

                  (i)      Management Letter.....................................................................58

                  (j)      Financial Forecasts...................................................................58

                  (k)      Other Reports.........................................................................58

                  (l)      Notices...............................................................................58

                  (m)      ERISA.................................................................................59

                  (n)      Other Information.....................................................................59

         Section 7.2       Maintenance Of Rights And Properties..................................................59

                  (a)      Maintenance Of Existence And Rights...................................................59

                  (b)      Maintenance Of Properties.............................................................60

         Section 7.3       Taxes And Other Liabilities...........................................................60

         Section 7.4       Inspection Of Books And Records.......................................................60

         Section 7.5       Harvesting Of Timber..................................................................60

         Section 7.6       Compliance With Laws..................................................................60

         Section 7.7       Interest Rate Protection..............................................................60

         Section 7.8       Agreements............................................................................61

         Section 7.9       Supplemental Disclosure...............................................................61

         Section 7.10      Further Assurances....................................................................61

         Section 7.11      Year 2000.............................................................................61

ARTICLE VIII          NEGATIVE COVENANTS OF THE BORROWER.........................................................61

         Section 8.1       Limitation On Liens...................................................................61

         Section 8.2       Disposition Of Assets.................................................................63

         Section 8.3       Consolidations And Mergers............................................................63

         Section 8.4       Acquisitions; Loans And Investments...................................................64

         Section 8.5       Limitation On Indebtedness............................................................64

         Section 8.6       Transactions With Affiliates..........................................................65

         Section 8.7       Use Of Proceeds.......................................................................66

         Section 8.8       Lease Obligations.....................................................................66


                                       v.



         Section 8.9       Capital Expenditures..................................................................66

         Section 8.10      Restricted Distributions..............................................................66

         Section 8.11      Modification Of Certain Agreements....................................................68

         Section 8.12      Maintenance Of Business...............................................................68

         Section 8.13      ERISA.................................................................................68

         Section 8.14      No Use Of Any Lender's Name...........................................................68

         Section 8.15      Accounting Changes....................................................................68

ARTICLE IX            FINANCIAL COVENANTS OF THE BORROWER AND SERVICES...........................................69

         Section 9.1       Minimum Interest Coverage Ratio.......................................................69

         Section 9.2       Maximum Leverage Ratio................................................................70

ARTICLE X             EVENTS OF DEFAULT AND REMEDIES.............................................................70

         Section 10.1      Events Of Default.....................................................................70

                  (a)      Installments Of Principal.............................................................70

                  (b)      Other Payments........................................................................70

                  (c)      Cross Defaults........................................................................70

                  (d)      Representations And Warranties Of The Borrower........................................71

                  (e)      Specific Defaults.....................................................................71

                  (f)      Other Defaults........................................................................71

                  (g)      Insolvency; Voluntary Proceedings.....................................................71

                  (h)      Involuntary Proceedings...............................................................71

                  (i)      Material Adverse Change...............................................................72

                  (j)      Monetary Judgments....................................................................72

                  (k)      Non-Monetary Judgments................................................................72

                  (l)      Collateral............................................................................72

                  (m)      ERISA.................................................................................72

                  (n)      Change In Key Investors...............................................................72

                  (o)      Change in Management..................................................................72

         Section 10.2      Waiver Of Default.....................................................................72

         Section 10.3      Remedies..............................................................................72

         Section 10.4      Set-Off...............................................................................73

                  (a)      Rights Of Set-Off.....................................................................73

                  (b)      The Agent's Consent To Set-Off Required...............................................73


                                      vi.


         Section 10.5      Sharing Of Payments...................................................................73

         Section 10.6      Rights And Remedies Cumulative........................................................74

ARTICLE XI            THE AGENT..................................................................................74

         Section 11.1      Appointment And Authorization.........................................................74

         Section 11.2      Delegation Of Duties..................................................................74

         Section 11.3      Exculpatory Provisions................................................................74

         Section 11.4      Reliance By The Agent.................................................................75

         Section 11.5      Notice Of Default.....................................................................75

         Section 11.6      Credit Decision.......................................................................76

         Section 11.7      Indemnification.......................................................................76

         Section 11.8      The Agent In Individual Capacity......................................................77

         Section 11.9      Successor Agent.......................................................................77

         Section 11.10     Collateral Matters....................................................................77

ARTICLE XII           MISCELLANEOUS..............................................................................78

         Section 12.1      Amendments And Waivers................................................................78

         Section 12.2      Notices...............................................................................79

         Section 12.3      No Waiver By Agent Or The Lenders.....................................................79

         Section 12.4      Entire Agreement; Construction........................................................80

         Section 12.5      Indemnification.......................................................................80

         Section 12.6      Costs And Expenses....................................................................80

         Section 12.7      Reliance By The Lenders...............................................................81

         Section 12.8      Marshalling; Payments Set Aside.......................................................81

         Section 12.9      No Set-Offs By The Borrower...........................................................81

         Section 12.10     Successors And Assigns................................................................82

         Section 12.11     Assignments, Participations, Etc......................................................82

         Section 12.12     Headings..............................................................................84

         Section 12.13     Severability..........................................................................84

         Section 12.14     Notification Of Addresses, Lending Offices, Etc.......................................84

         Section 12.15     No Third Parties Benefited............................................................84

         Section 12.16     Relationship Of Parties...............................................................84

         Section 12.17     Time..................................................................................85

         Section 12.18     Counterparts..........................................................................85

         Section 12.19     Joinder to Subordination Agreement....................................................85



                                      vii.

         Section 12.20     Equitable Relief......................................................................85

         Section 12.21     Notice Of Claims; Claims Bar..........................................................85

         Section 12.22     Waiver Of Punitive Damages............................................................85

         Section 12.23     Governing Law.........................................................................85

         Section 12.24     Service Of Process....................................................................86

         Section 12.25     Waiver Of Jury Trial..................................................................86

         Section 12.26     Submission to Jurisdiction............................................................86


                                     viii.

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is entered into as of April 27, 1998, by and among STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership company (the "Borrower"), as the borrower, the LENDERS (as defined below) and ABN AMRO BANK N.V., not in its individual capacity, but solely in its capacity as the Agent.

                                    RECITALS

         A. The Borrower was formed under the laws of the State of Delaware for the purpose of acquiring and owning Timberlands, including, initially, certain Timberlands situated in Allen, Beauregard, Calcasieu, and Jefferson Davis Parishes, Louisiana and more particularly described in Part A to SCHEDULE 2 (the "Bel/Quatre Timberlands").

         B. Griffin and the J.A. Bel Sellers have entered into the J.A. Bel Purchase Agreement pursuant to which the J.A. Bel Sellers have agreed to sell, transfer and convey by act of sale to Griffin and Griffin has agreed to purchase from the J.A. Bel Sellers (the "J.A. Bel Acquisition") all of the J.A. Bel's Sellers' undivided right, title and interest in that portion of the Bell/Quatre Timberlands more particularly described in Part A.1 to SCHEDULE 2 (the "J.A. Bel Timberlands") and certain related assets (collectively, the "J.A. Bel Timberlands Assets").

         C. Griffin and Baal Land Corporation have entered into the Baal Purchase Agreement pursuant to which Baal Land Corporation has agreed to sell, transfer and convey by act of sale to Griffin and Griffin has agreed to purchase from Baal Land Corporation (the "Baal Acquisition") all of Baal Land Corporation's undivided right, title and interest in the J.A. Bel Timberlands Assets.

         D. Griffin and the Quatre Parish Sellers have entered into the Quatre Estate Purchase Agreement pursuant to which the Quatre Parish Sellers have agreed to sell, transfer and convey by act of sale to Griffin and Griffin has agreed to purchase from the Quatre Parish Sellers (the "Quatre Estate Acquisition") all of the Quatre Parish Sellers' undivided right, title and interest in that portion of the Bel/Quatre Timberlands more particularly described in Part A.2 to SCHEDULE 2 (the "Quatre Estate Timberlands") and certain related assets (collectively, the "Quatre Estate Timberlands Assets"; the J.A. Bel Timberlands Assets and the Quatre Estate Timberlands Assets are collectively referred to as the "Timberlands Assets").

         E. Griffin and LTP have entered into the Griffin Contract of Sale pursuant to which Griffin has agreed, in a related, substantially simultaneous back-to-back transaction, to sell, transfer and convey by act of sale to LTP, and LTP has agreed to purchase from Griffin (the "Griffin Acquisition") all of Griffin's right, title and interest in and to the Timberlands Assets, and LTP in turn has agreed to contribute and assign all of its right, title and interest in, to and under the Griffin Contract of Sale and the other Griffin Acquisition Documents to the Borrower pursuant to the LTP Assignment.

         F. Concurrently herewith, Strategic Timber Trust is entering into the Subordinated Bridge Loan Agreement with the Subordinated Bridge Lenders and the Subordinated Bridge



                                       1.

Agent pursuant to which the Subordinated Bridge Lenders have agreed to advance to Strategic Timber Trust contemporaneously with the Closing the Subordinated Bridge Loan, with the entire proceeds thereof, net of related transaction costs, to be immediately contributed by Strategic Timber Trust to the Borrower to fund a portion of the purchase price of the Timberlands Assets.

         G. The Borrower has requested that the Lenders and the Agent enter into this Agreement pursuant to which the Lenders severally agree (in accordance with their respective Commitments) to advance to the Borrower (i) at Closing, Loans in an amount equal to a portion of the availability under the Lenders' Aggregate Commitment (subject to the Borrowing Base) for the purpose of funding (1) a portion of the purchase price of the Timberlands Assets and (2) related transaction costs and (ii) thereafter from time to time, Loans, subject to the terms and conditions of this Agreement including availability under the Borrowing Base, for general business purposes, including the acquisition of additional Timberlands.

         H. The Lenders have agreed to make the Loans described in this Agreement available to the Borrower, but only on the terms, subject to the conditions and in reliance on the representations and warranties set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants set forth below, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ABN AMRO" means ABN AMRO Bank N.V., a Dutch banking corporation.

         "Acquisition" means any transaction, or any series of related transactions, by which the Borrower or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, partnership, limited liability company, real estate investment trust, business trust or other similar trust, joint venture, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the capital stock of a corporation having ordinary voting power for the election of directors, (c) acquires control of fifty percent (50.0%) or more of the ownership interest in any partnership, limited liability company or joint venture or (d) in a single or in a series of related transactions, from one or more Persons, acquires assets, including Timberlands and other related Properties and facilities, including mills and other Timber conversion or processing facilities, having an aggregate, all-in purchase price of at least $2,000,000.

         "Acquisition Documents" means, collectively, the J.A. Bel Acquisition Documents, the Baal Acquisition Documents, the Quatre Parish Acquisition Documents and the Griffin Acquisition Documents.


                                       2.

         "Adjusted LIBOR" means, for each Interest Period in respect of LIBOR Loans comprising part of the same Borrowing, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

       Adjusted LIBOR =                         LIBOR
                           -----------------------------------------------
                                1.00 - Eurodollar Reserve Percentage

The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Affected Lender" has the meaning set forth in SECTION 3.8.

         "Affiliate" means, with respect to any Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Employee Benefit Plan). A Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power (a) to vote five percent (5.0%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing general partners or managing members or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agent" means ABN AMRO, not when acting in its individual capacity, but solely when acting in its capacity as the Agent under this Agreement or any of the other Loan Documents, and any successor Agent.

         "Agent-Related Persons" means the Agent, and any successor Agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.

         "Agent's Payment Office" means the address for payments set forth on the signature page hereto in relation to the Agent or such other address as the Agent may from time to time specify in accordance with SECTION 12.2.

         "Aggregate Commitment" means the combined Commitments of the Lenders in the initial aggregate principal amount of Two Hundred Fifteen Million Dollars ($215,000,000).

         "Agreement" means this Loan Agreement dated as of April 27, 1998, including all amendments, modifications and supplements hereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

         "Applicable Margin" means with respect to any Base Rate Loan or any LIBOR Loan, as applicable, the following margin, expressed as a percentage, based on the current Leverage Ratio maintained by the Borrower as determined as of the end of the most recent Fiscal Quarter for which the Borrower has furnished a Compliance Certificate to the Agent pursuant to SECTION 7.1(E):



                                       3.

------------------------------------------------------------------------------
             LEVERAGE RATIO                              LOANS
------------------------------------------------------------------------------
                                                                Applicable
                                              Applicable        Margin for
                                              Margin for        Base Rate
                                             LIBOR Loans          Loans
==============================================================================
Less than 2.0:1.0                               0.50%             0.00%
------------------------------------------------------------------------------
Less than 3.0:1.0 but greater than              0.60%             0.00%
or equal to 2.0:1.0
------------------------------------------------------------------------------
Less than 4.0:1.0 but greater than              0.75%             0.00%
or equal to 3.0:1.0
------------------------------------------------------------------------------
Less than 5.0:1.0 but greater than              1.25%             0.00%
4.0:1.0
------------------------------------------------------------------------------
Greater than or equal to 5.0:1.0                1.75%             0.50%
------------------------------------------------------------------------------


Notwithstanding anything to the contrary contained in this Agreement, (a) the Applicable Margin applying to Base Rate Loans outstanding during the Bridge Period shall be 1.25, (b) the Applicable Margin applying to LIBOR Loans having an Interest Rate Determination Date occurring prior to the end of the Fiscal Quarter during the Bridge Period shall be 2.50%, (c) the Applicable Margin applying to any Base Rate Loan outstanding after the Bridge Period shall have ended shall be subject to increase or decrease, as provided above, based on the current Leverage Ratio, with any change in the Applicable Margin being effective as of the first day of the Fiscal Quarter next succeeding such date of determination (provided that if any Base Rate Loan is repaid after the end of any Fiscal Quarter but prior to the delivery of the Compliance Certificate for such Fiscal Quarter, such Base Rate Loan shall, for such period, continue to have the same Applicable Margin as applied during the prior fiscal Quarter), and
(d) the Applicable Margin applying to any LIBOR Loan having an Interest Rate Determination Date occurring after the end of any Fiscal Quarter but prior to the delivery of the Compliance Certificate for such Fiscal Quarter shall be based on the Leverage Ratio calculated as set the last day of the most recent Fiscal Quarter for which the Borrower has delivered a Compliance Certificate; provided that in no event shall the Borrower be entitled to a decrease in the Applicable Margin applying to outstanding Base Rate Loans if a Default or an Event of Default has occurred and is continuing at the time such decrease otherwise would become effective.


                                       4.

         "Applicable Rate" means the following rate, expressed as a percentage, based on the Leverage Ratio maintained by the Borrower as determined as of the end of the most recent Fiscal Quarter for which the Borrower has furnished a Compliance Certificate to the Agent pursuant to SECTION 7.1(E):

------------------------------------------------------------
             LEVERAGE RATIO                   UNUTILIZED
                                              COMMITMENT
------------------------------------------------------------
                                            Applicable Rate
============================================================

Less than 2.0:1.0                               0.18%
------------------------------------------------------------
Less than 3.0:1.0 but greater than              0.20%
or equal to 2.0:1.0
------------------------------------------------------------
Less than 4.0:1.0 but greater than              0.25%
or equal to 3.0:1.0
------------------------------------------------------------
Less than 5.0:1.0 but greater than              0.40%
4.0:1.0
------------------------------------------------------------
Greater than or equal to 5.0:1.0                0.50%
------------------------------------------------------------

Notwithstanding anything to the contrary contained in this Agreement, (a) the Applicable Rate applying to the period from the Closing through the end of the Bridge Period shall be 0.50% and (b) the Applicable Rate applying to any period after the Bridge Period shall have ended shall be subject to increase or decrease, as provided above, based on the current Leverage Ratio determined with any change in the Applicable Rate being effective as of the first day of the Fiscal Quarter next succeeding such date of determination; provided that in no event shall the Borrower be entitled to a decrease in the Applicable Rate if a Default or Event of Default has occurred and is continuing at the time such decrease would become effective.

         "Assignee" has the meaning set forth in SECTION 12.11(A).

         "Assignment and Acceptance" has the meaning specified in SECTION 12.11(A).

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

         "Baal Acquisition" has the meaning set forth in RECITAL C.

         "Baal Acquisition Documents" means the Baal Purchase Agreement, together with all acts of sale, acts of assignment, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral leases, escrow instructions and all other agreements, documents and instruments executed and delivered in connection with the consummation of the Baal Acquisition.

         "Baal Land Corporation" means Baal Land Corporation, a Louisiana corporation.



                                       5.

         "Baal Purchase Agreement" means the Agreement to Purchase and Sell effective as of February 11, 1998, between Baal Land Corporation and Griffin, and all final schedules, exhibits and attachments thereto.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as amended.

         "Base Rate" means for any day, the higher of (a) the per annum floating rate established by ABN AMRO at its branch office in Chicago, Illinois as its "prime rate" for domestic (United States) commercial loans in effect on such day, and (b) one-half of one percent (0.50%) in excess of the Federal Funds Rate in effect on such day. ABN AMRO's prime rate is a rate set by ABN AMRO based upon various factors, including ABN AMRO's costs and desired return, general economic conditions and other factors, and is neither directly tied to an external rate of interest or index or necessarily the lowest nor best rate of interest actually charged by ABN AMRO at any given time to any customer or particular class of customers for any particular credit extension. ABN AMRO may make commercial or other loans at rates of interest at, above or below its prime rate.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Bel/Quatre Timberlands" has the meaning set forth in RECITAL A.

         "Borrower" has the meaning set forth in the PREAMBLE.

         "Borrower Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of the Borrower dated April 23, 1998.

         "Borrowing" means a borrowing under this Agreement consisting of Loans made to the Borrower on the same day by the Lenders pursuant to ARTICLE II.

         "Borrowing Base" means, as calculated for the Borrower as of any date of determination, an amount equal to the sum of (a) an amount equal to eighty percent (80.0%) of the contract price for all Timber sold forward under Eligible Timber Agreements (calculated on the basis of the applicable floor or minimum price over the remaining term of such Eligible Timber Agreements), whether title to such underlying Timber transfers immediately, as under a timber deed, or at the time such Timber is harvested, plus (b) an amount equal to sixty percent (60.0%) of the Value of Merchantable Timber. The Borrowing Base advance rate percentage applicable under clause (b), above, shall be reduced incrementally and automatically by two percent (2.0%) on each anniversary of the Closing Date (i.e., to 58% on the first anniversary of the Closing, 56% on the second anniversary, 54% on the third anniversary and so on).

         "Borrowing Base Certificate" means a certificate signed by the chief financial officer of the Borrower, substantially in the form set forth in EXHIBIT C, completed with appropriate insertions.

         "Bridge Period" means the period, commencing with the Closing Date and ending with the last day of the Fiscal Quarter during which all Subordinated Bridge Obligations shall have


                                       6.

been repaid and satisfied in full and the Subordinated Bridge Guaranty shall have been terminated.

         "Business" means the acquisition, ownership, management and harvesting of Timber and activities incidental thereto.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the States of Illinois, New York or Louisiana are authorized or required by law or other governmental action to close, except that if any determination of a "Business Day" shall relate to a LIBOR Loan, the term "Business Day" shall also mean a day on which dealings are carried on in the London interbank market.

         "Canal" means Canal Forest Resources, Inc.

         "Capital Expenditures" means all expenditures for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and which are required to be capitalized under GAAP.

         "Capital Lease Obligation" means, with respect to any capital lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such Person in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

         "Cash Equivalents" means:

                  (A) securities issued or unconditionally guaranteed or insured by the United States Government or any agency or any State thereof and backed by the full faith and credit of the United States or such State having maturities of not more than one (1) year from the date of acquisition;

                  (B) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements or bankers' acceptances, having in each case a tenor of not more than one (1) year, issued by any Lender, or by any nationally or state chartered commercial bank or any branch or agency of a foreign bank licensed to conduct business in the United States having combined capital and surplus of not less than $100,000,000 whose short term securities are rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc.; and

                  (C) commercial paper of an issuer rated at least A-1 by Standard & Poor's Rating Group or P-1 by Moody's Investors Service, Inc. and in either case having a tenor of not more than two hundred and seventy (270) days.

         "Change in Key Investors" means any of (a) Strategic Timber Trust shall cease to own of record and beneficially at least a majority of the aggregate Partnership Units (as defined in and determined pursuant to the Borrower Partnership Agreement) in the Borrower, (b) STOC shall cease to be the sole general partner of the Borrower, (c) Strategic Timber Trust shall cease to own of record and beneficially one hundred percent (100.0%) of the outstanding shares of STOC or (d) until the closing of an initial public offering of shares of Strategic Timber Trust resulting



                                       7.

in net issuance proceeds of at least $85,000,000, one or more of C. Edward Broom, Thomas P. Broom and Christopher Broom shall comprise less than a majority of the Board of Directors of STT.

         "Change in Key Management" means the Borrower shall have failed to employ or engage within thirty (30) days following the Closing Date and shall thereafter cease to employ or to have engaged as an independent contractor a forestry management director or consultant (including as to silviculture issues) reasonably acceptable to the Agent.

         "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Collateral, (b) the Loans, (c) the Borrower's employees, payroll, income or gross receipts, (d) the Borrower's ownership or use of any of its Properties or assets or (e) any other aspect of the Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in SECTION 4.1 shall have been duly satisfied by the Borrower, as determined by the Lenders, in their discretion.

         "Closing Date" means the date on which the Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder.

         "Collateral" means all Property and interests in Property, and all proceeds thereof, including the Property covered by the Collateral Documents, now existing or hereafter acquired, that may at any time be or become subject to a Lien granted or created in favor of the Agent, for the benefit of itself and the Lenders, to secure the full and complete payment and performance of the Borrower's Obligations under this Agreement and under the other Loan Documents.

          "Collateral Documents" means, collectively, (a) the Timberlands Mortgages, the Security Agreement, the Financing Statements naming the Borrower as debtor and such other agreements, assignments, documents and instruments from time to time executed and delivered by the Borrower granting, assigning or transferring or otherwise evidencing or relating to any Lien granted, assigned or transferred to the Agent or any Lender pursuant to or in connection with the transactions contemplated by this Agreement and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Commitment" means, as to each Lender, the amount set forth on SCHEDULE 1 next to such Lender's name.

         "Commitment Percentage" means, as to any Lender, the percentage equivalent of such Lender's Commitment divided by the Aggregate Commitment.

         "Compliance Certificate" means a certificate signed by the Borrower's chief financial officer, substantially in the form set forth in EXHIBIT D, with such changes therein as the Agent



                                       8.

may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation (whether in the form of loans, advances, capital stock purchases, capital contributions or otherwise), or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or (e) to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guaranty or other support arrangement.

         "Continuation Date" means any date on which the Borrower elects to continue a LIBOR Loan into another Interest Period.

         "Control Agreement" means a control agreement entered between the Borrower and a depository institution at which the Borrower maintains a deposit account, a securities intermediary at which the Borrower maintains a security account or a commodities intermediary at which the Borrower maintains a commodity account (as such terms are defined and used in Articles 8 and 9 of the UCC), and acknowledged by the Agent, with respect to each such deposit account, security account or commodity account, as the case may be.

         "Conversion Date" means any date on which the Borrower elects to convert a Base Rate Loan to a LIBOR Loan or a LIBOR Loan to a Base Rate Loan.

         "Cutting Rights Agreements" means all timber deeds, timber leases, timber mortgages, cutting rights agreements and other agreements, contracts, arrangements or other contractual obligations, whether now existing or hereafter entered into, whereby the Borrower or its



                                       9.

predecessors in interest have granted, grant or will grant to third Persons the right to cut, harvest or otherwise remove Timber from the Timberlands or any other real property owned or leased by the Borrower.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Default Rate" has the meaning set forth in SECTION 2.4(C).

         "Designated Deposit Account" means the deposit account designated by the Borrower from time to time by written notice to the Agent, for the purpose of receiving the disbursement of Loans which designation shall be subject to the Agent's prior written approval.

         "Designation of Responsible Persons" means a separate Designation of Responsible Persons dated the date of this Agreement, executed by an authorized officer of the Borrower, substantially in the form of EXHIBIT F, identifying the officers of the Borrower as having authority to request, convert or continue Loans hereunder.

         "Disclosure Schedule" means SCHEDULE 3.

         "Disposition" means the sale, lease, conveyance or other disposition by the Borrower of any of its respective Property or other assets in a single transaction or related series of transactions.

         "Dollars," "dollars" and "$" each mean lawful money of the United States of America.

         "Domestic Lending Office" means, with respect to each Lender, the office of that Lender designated as such in the signature pages hereto or such other office of the Lender as it may from time to time specify to the Borrower and the Agent.

         "Due Inquiry" means any and all inquiry, investigation and analysis which a prudent Person would undertake and complete with diligence with the intent of coming to an understanding appropriate to the scope of importance of the subject to which the inquiry relates.

         "EBITDDA" means, as calculated for the Borrower, on a consolidated basis for any period as of any date of determination, the sum of (a) Net Income, plus (b) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind to the extent included in the determination of Net Income, plus (c) all amounts treated as expenses for the depletion of Timber from the Timberlands, plus (d) Net Interest Expense to the extent included in the determination of Net Income, plus (e) net taxes on income attributable to the business of the Borrower and actually payable by the Borrower.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any State thereof, and having combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000;




                                      10.

provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) a finance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $100,000,000; (e) an insurance company organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (f) any Lender party to this Agreement; (g) any Lender Affiliate and (h) any other Person approved by the Agent and the Borrower, such approval not to be unreasonably withheld; provided, however, that
(1) the Borrower's approval shall not be required so long as an Event of Default has occurred and is continuing and (ii) an Affiliate of the Borrower shall not qualify as an Eligible Assignee.

         "Eligible Timber Agreement" means a Cutting Rights Agreement or a Timber Sales Agreement:

                  (A) which is entered into by the Borrower with a Person (other than (i) an Affiliate of the Borrower or (ii) a Governmental Authority) having a minimum rating by Moody's Services, Inc. of Baa3 or Standard & Poor's Corporation of BBB-;

                  (B) which is subject to the Agent's perfected fully enforceable first priority Lien and no other Lien except a Permitted Lien;

                  (C) which has a remaining term to maturity (assuming the exercise of all options to extend) of not greater than two (2) years (but without inclusion of possible extensions of such term of up to an aggregate of six (6) months on account of force majeure events);

                  (D) as and to the extent to which the contract price remains unpaid or outstanding and title to the Timber subject to such Cutting Rights Agreement or Timber Sale Agreement has not been transferred from the Borrower;

                  (E) which has a fixed floor or minimum price for Timber to be cut or harvested;

                  (F) as to which the Lenders' Forestry Consultant has confirmed the volume estimate;

                  (G) as to which the other Person party to such Cutting Rights Agreement or Timber Sales Agreement has not disputed liability; and

                  (H) as to which the other Person party to such Cutting Rights Agreement or Timber Sales Agreement has not commenced a voluntary Insolvency Proceeding or had an order for relief or similar order or decree has been entered in an involuntary Insolvency Proceeding in respect of such Person; and

                  (I) as to which a copy of which has been furnished to and is reasonably acceptable to the Agent.



                                      11.

         "Employee Benefit Plan" means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of any Person or any ERISA Affiliate of such Person.

         "Environmental Indemnity" means the Environmental Indemnity dated as of the date of this Agreement, executed and delivered by the Borrower and Strategic Timber Trust, jointly and severally and in solido, in favor of and to each of the Lenders and the Agent.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Reserve Percentage" means the reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Interest Period.

         "Event of Default" means any of the events or circumstances set forth in SECTION 10.1.

         "Event of Loss" means, with respect to any Property, any of the following: (a) any material loss, destruction or damage of such Property, including any destruction of Timber due to fire, disease or infestation, or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property to the extent compensation is paid for such loss, whether under an insurance policy or otherwise.



                                      12.

         "Federal Funds Rate" means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor,"H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m., New York Time, on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fee Letter" means the side letter relating to fees dated the date of this Agreement, between the Borrower and ABN AMRO.

         "Financing Statements" means the UCC-1 financing statements and the UCC-1F farm product statements duly executed by the Borrower, as debtor, in favor of the Agent, as secured party, and caused to be filed prior to the Closing in the jurisdictions set forth on SCHEDULE 4.

         "Fiscal Quarter" means each fiscal quarter of the Borrower ending on each March 31, June 30, September 30 and December 31.

         "Fiscal Year" means each fiscal year of the Borrower or ending on each December 31.

         "Form 1001" has the meaning set forth in SECTION 3.1(G).

         "Form 4224" has the meaning set forth in SECTION 3.1(G).

         "Form W-8" has the meaning set forth in SECTION 3.1(G)(II)(A).

         "Funded Debt" means, as calculated for the Borrower on a consolidated basis as of any date of determination, the total amount of all interest bearing obligations (including all issued and undrawn letters of credit), which obligations shall include the principal amount outstanding under all Loans advanced by the Lenders hereunder, but shall specifically exclude Capital Lease Obligations.

         "Funding Date" means with respect to any proposed Borrowing hereunder, the date funds are advanced to the Borrower for any Loan.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of



                                      13.

the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any foreign, federal, state, county, parish or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

         "Griffin" means Griffin Logging, Inc., an Arkansas corporation.

         "Griffin Acquisition" has the meaning set forth in RECITAL E.

         "Griffin Acquisition Documents" means the Griffin Contract of Sale and the LTP Assignment, together with all acts of sale, acts of assignment, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral leases, escrow instructions and all other agreements, documents and instruments executed and delivered in connection with the consummation of the Griffin Acquisition.

         "Griffin Contract of Sale" means the Contract for the Purchase and Sale of Real Property dated April 15, 1998 between Griffin and LTP, and all final schedules, exhibits and attachments thereto.

         "Gross Interest Expense" means, as calculated for the Borrower on a consolidated basis for any period as at any date of determination, interest expense for such period (including all commissions, discounts, fees and other charges under letters of credit and similar instruments and under any Rate Contract) classified and accounted for in accordance with GAAP.

         "Harvest Plan" means the ten (10) year harvest plan of the Borrower for the harvesting and sale of Timber and stumpage, as amended or modified from time to time with the approval of the Agent.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, including, without limitation, all amounts outstanding under this Agreement and any of the other Loan Documents, (b) all capital leases of such Person (but excluding any operating leases), (c) to the extent of the outstanding Indebtedness thereunder, all obligations of such Person that are evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) all obligations of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business in accordance with customary industry terms), (e) all obligations of such Person of the nature described in clauses (a), (b), (c) or (d), above, and not otherwise included therein that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (f) all obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (g) all obligations of such



                                      14.

Person to reimburse the issuer of any letter of credit issued for the account of such Person, whether drawn or undrawn, (h) all obligations of such Person to a counterparty under any Rate Contract and (i) all Contingent Obligations of such Person.

         "Indemnified Matters" has the meaning set forth in SECTION 12.5.

         "Indemnitees" has the meaning set forth in SECTION 12.5.

         "Initial Budget" has the meaning set forth in SECTION 8.8(B).

         "Initial Equity Investment" means $55,000,000, which is the aggregate minimum amount of the initial equity capitalization of the Borrower made by Strategic Timber Trust and LTP (exclusive of the contribution by Strategic Timber Trust of the proceeds of the Subordinated Bridge Loan) immediately prior to the consummation of the Timberlands Acquisition.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of case (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

         "Interest Coverage Ratio" means, as calculated quarterly for the Borrower on a consolidated basis as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis, the ratio of (a) EBITDDA to (b) Net Interest Expense.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable Interest Period. The determination of the Interest Differential by the Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such Loan and, with respect to Base Rate Loans, the last Business Day of each Fiscal Quarter, and each date a Base Rate Loan is converted into a LIBOR Loan; provided, however, that if any Interest Period for a LIBOR Loan exceeds three (3) months, interest shall also be paid on the date which falls three (3) months after the beginning of such Interest Period.

         "Interest Period" means, as to any LIBOR Loan, the period commencing on the date of such LIBOR Loan and ending with respect to LIBOR Loans, on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, in each case as the Borrower may elect; provided, however, that (a) no Interest Period with respect to any LIBOR Loan shall end later than the Maturity Date, (b) if an Interest Period would end on a day that is not a Business Day,




                                      15.

such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, and (c) interest shall accrue from and including the first Business Day of an Interest Period to but excluding the last Business Day of such Interest Period.

         "Interest Rate Determination Date" means each date for calculating the LIBOR for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Loan.

         "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership, joint venture or limited liability company interests of such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of Property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such Property.

         "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C.ss.80a-1 et seq.).

         "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

         "J.A. Bel Acquisition" has the meaning set forth in RECITAL B.

         "J.A. Bel Acquisition Documents" means the J.A. Bel Purchase Agreement, together with all acts of sale, acts of assignment, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral leases and escrow instructions and all other agreements, documents and instruments executed and delivered in connection with the consummation of J.A. Bel Acquisition.

         "J.A Bel Purchase Agreement" means the Agreement to Purchase and Sell, effective as of January 21, 1998, between the J.A. Bel Sellers and Griffin, and all final schedules, exhibits and attachments thereto.

         "J.A. Bel Sellers" means, collectively, (a) the Estate of Albert B. Fay, represented by Albert B. Fay, Jr., its executor, and Marion Fay Monsen, its executrix, (b) Belfay, Inc., a Texas corporation, (c) Bayou Breeze, Inc. of Texas, a Texas corporation, (d) MFM Cloche, Inc., a Texas corporation, (e) Ernest Bel Fay Louisiana Trust, represented by Carolyn Grant Fay, Marie Bel Fay, Carolyn Fay Yocum and John Spencer Fay, its trustees, (f) Shadowfax Corporation of Texas, a Texas corporation, (g) Marie Bel Fay Properties, Inc., a Texas corporation, (h) Trust under the Will of James Ware Gardiner, represented by Albert Krafcheck, Harris S. Jacobs and Elliot Lefkowitz, its trustees, (i) Bel Bois Corporation, a Louisiana corporation, (j) JBB



                                      16.

Properties, Inc., a Louisiana corporation, (k) Belwood, Inc., a Louisiana corporation, (l) Ernest F. Bel Trust, represented by William D. Blake and Katherine K. Blake, its trustees, (m) Della Krause Thielen Testamentary Trust A for John Chadick Thielen, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (n) Della Krause Thielen Testamentary Trust A for Katherine Thielen Hoffman, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (o) John Chadick Thielen Properties, Inc., a Louisiana corporation, (p) Katherine Thielen Hoffman Properties, Inc., a Louisiana corporation, (q) Belarbor Corporation, a Louisiana corporation, and
(r) Piney Woods Corp., a Washington corporation.


         "J.A. Bel Timberlands" has the meaning set forth in RECITAL B.

         "J.A. Bel Timberlands Assets" has the meaning set forth in RECITAL B. "Land" means the real property owned of record by the Borrower.

         "L&M" means Larson & McGowin, Inc., forestry consultants to the Borrower.

         "Lender Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

         "Lenders" means the banks, financial institutions or other institutional lenders which have executed signature pages to this Agreement and such other Assignees, banks, financial institutions or other institutional lenders as shall hereafter execute and deliver an Assignment and Acceptance with respect to all or any portion of the Commitments and the Loans advanced and maintained pursuant to the Commitments, in each case pursuant to and in accordance with SECTION 12.11.

         "Lenders' Forestry Consultant" means such forest management consultant as may be engaged by the Lenders for the purposes set forth in this Agreement, which consultant may be the same independent forest management consultant as engaged by the Borrower.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its "Domestic Lending Office" opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify the Borrower and the Agent.

         "Leverage Ratio" means, as calculated quarterly as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis, the ratio of (a) Total Funded Debt to (b) EBITDDA.

         "LIBOR" means, with respect to any Loan to be made, continued as or converted into a LIBOR Loan, the London Inter-Bank Offered Rate (determined by the Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to ABN AMRO by major banks in the London interbank market at or about 11:00 a.m., London Time, on the Interest Rate Determination Date with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by the Agent shall be conclusive in the absence of manifest error.




                                      17.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest.

         "Loan" means a Loan advanced to the Borrower pursuant to SECTION 2.1 by the Lenders under their Commitments according to their respective Commitment Percentages, which Loan may be in the form of either a Base Rate Loan or a LIBOR Loan, depending upon the context.

         "Loan Documents" means this Agreement, the Notes, the Collateral Documents, the Subordination Agreement, the Environmental Indemnity, the Fee Letter, and any and all other agreements (including any Rate Contract), documents and instruments executed and delivered by or on behalf of or in support of the Borrower to any Lender or the Agent or their respective authorized designee evidencing or otherwise relating to the Loans as the same may from time to time be amended, modified, supplemented, extended or renewed.

         "LTP" means Louisiana Timber Partners, LLC, a Georgia limited liability company and a limited partner of the Borrower.

         "LTP Assignment" means the Partial Assignment and Assumption of Contract dated April 24, 1998 between LTP and the Partnership and consented to by Griffin, together with all acts of sale, acts of assignment, bills of sale and all other agreements, documents and instruments executed and delivered in connection with the consummation of the assignment of the Griffin Acquisition Documents (and the transfer and conveyance of the Timberlands Assets) to the Borrower.

         "Mandatory Prepayment" means any mandatory prepayment of the principal amount of Loans made or required to be made pursuant to SECTION 2.8.

         "Margin Regulations" means, collectively, Regulations G, T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 207, 220, 221 and 224, respectively).

         "Material Adverse Change" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), properties, business or operations of the Borrower,
(c) impairs materially or could reasonably be expected to impair materially the ability of the Borrower to pay or perform its Obligations or to avoid an Event of Default, (d) impairs materially or could reasonably be expected to impair materially the value or priority of the Lien of the Agent, for the benefit of the Lenders and the Agent, in the Collateral or (e) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any Lender to enforce any of its legal remedies pursuant to the Loan Documents.

         "Maturity Date" means April 25, 2003.


                                      18.

         "Maximum Availability" has the meaning set forth in SECTION 2.1(A)

         "Merchantable Timber" means any tree which, by reference to the applicable species code and product code, meets the standards for merchantability listed on the Special Tally Instructions for Merchantable Standards prepared by L&M set forth in SCHEDULE 5.

         "Merchantable Timber Valuation Report" has the meaning set forth in
SECTION 7.1(G)(I).

         "Multiemployer Plan" shall mean a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or, during the preceding three (3) calendar years, has made, or been obligated to make, contributions.

         "Net Income" means, as calculated for the Borrower on a consolidated basis for any period as at any date of determination, the net income (or loss) of the Borrower for such period taken as a single accounting period.

         "Net Interest Expense" means, as calculated on a consolidated basis for the Borrower for any period as at any date of determination, (a) Gross Interest Expense, less (b) interest income for that period and Rate Contract payments received.

         "Non-Bank Lender Tax Certificate" has the meaning set forth in SECTION 3.1(G)(II)(A).

         "Note" means a promissory note dated the date of issuance, executed by the Borrower and payable to the order of a Lender in the stated principal amount of such Lender's Commitment, substantially in the form of EXHIBIT A, and any and all replacement, extensions, substitutions and renewals of any such promissory note.

         "Notice of Borrowing" means a notice given by the Borrower to the Agent in accordance with SECTION 2.5, substantially in the form of EXHIBIT B, with appropriate insertions.

         "Notice of Conversion/Continuation" means a notice given by the Borrower to the Agent in accordance with SECTION 2.6, substantially in the form of EXHIBIT E, with appropriate insertions.

         "Obligations" means all loans, advances, debts, liabilities and obligations, for monetary amounts owing, in each case on a joint and several basis, by the Borrower to the Lenders or the Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under or in respect of any of the Loan Documents or under or in respect of any Rate Contract. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), fees, including, without limitation, any and all arrangement fees, loan fees, commitment fees, agent fees and any and all other fees, expenses, costs or other sums (including Attorney Costs) chargeable to the Borrower under any of the Loan Documents.


                                      19.

         "Opening Timber Valuation" means the Timber Estimate Report dated February 17, 1998, prepared by L&M, establishing an estimate of the volume of Merchantable Timber on the Bel/Quatre Timberlands in combination with the Timber Appraisals Review and Value Reconciliation dated April 24, 1998, prepared by Canal.

          "Operating Lease Obligations" means, with respect to any operating lease, the amount of the obligations of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such Person in respect of such operating lease or otherwise be disclosed in a note to such balance sheet.

         "Opinion of Borrower's Counsel (SAB)" means the favorable written legal opinion of Sutherland, Asbill & Brennan LLP, special counsel to the Borrower, STOC and LTP, addressed to the Lenders and the Agent.

         "Opinion of Borrower's Counsel (LPRH)" means the favorable written legal opinion of Locke Purnell Rain Harrell, special Louisiana counsel to the Borrower, addressed to the Lenders and the Agent.

         "Ordinary Course of Business" means, in respect of any transaction involving the Borrower, the ordinary course of the Borrower's business, as conducted by the Borrower in accordance with past practice or, in the absence of past practice, consistent with accepted prudent practices in the timber industry and, in each case, undertaken by the Borrower in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

         "Originating Lender" has the meaning set forth in SECTION 12.11(D).

         "Other Taxes" has the meaning specified in SECTION 3.1(B).

         "Over Advance" has the meaning set forth in SECTION 2.8.

         "Participant" has the meaning set forth in SECTION 12.11(D).

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal investors under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Asset Disposition" has the meaning set forth in SECTION 8.2(B).

         "Permitted Distribution Date" has the meaning set forth in SECTION 8.10(A)(III).

         "Permitted Distributions" has the meaning set forth in SECTION 8.10(A)(III).

         "Permitted Interest Distributions" has the meaning set forth in SECTION 8.10(A)(I).



                                      20.

         "Permitted Liens" has the meaning set forth in SECTION 8.1.

         "Permitted LTP Tax Distributions" has the meaning set forth in SECTION 8.10(A)(II).

         "Permitted Title Exceptions" means, collectively, all matters listed as exceptions to title in the Title Policies.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, business or other trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C. ss. 79 et seq.).

         "Quatre Parish Acquisition" has the meaning set forth in RECITAL D.

         "Quatre Parish Acquisition Documents" means the Quatre Parish Purchase Agreement, together with all acts of sale, acts of assignment, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral leases and escrow instructions and all other agreements, documents and instruments executed and delivered in connection with the consummation of the Quatre Parish Acquisition.

         "Quatre Parish Purchase Agreement" means the Agreement to Purchase and Sell effective as of January 21, 1998, between the Quatre Parish Sellers and Griffin, and all final schedules, exhibits and attachments thereto.

         "Quatre Parish Sellers" means, collectively, (a) the Estate of Albert
B. Fay, represented by Albert B. Fay, Jr., its executor, and Marion Fay Monsen, its executrix, (b) Multi Parish, Inc., a Texas corporation, (c) Flanders Grove, Inc., a Texas corporation, (d) MFM Quatre, Inc., a Texas corporation, (e) Ernest Bel Fay Louisiana Trust, represented by Carolyn Grant Fay, Marie Bel Fay, Carolyn Fay Yocum and John Spencer Fay, its trustees, (f) Spotted Horse Corporation, a Texas corporation, (g) MBF Properties, Inc., a Texas corporation,
(h) Four Parishes, Inc., a Louisiana corporation, (i) Tejeanne, Inc., a Louisiana corporation, (j) Ernest F. Bel Trust, represented herein by William D. Blake and Katherine K. Blake, its trustees, (k) Della Krause Thielen Testamentary Trust A for John Chadick Thielen, represented by John Chadick Thielen and Katherine Thielen Hoffman, Trustees, (l) Della Krause Thielen Testamentary Residuary Trust for John Chadick Thielen, represented by John Chadick Thielen and Katherine Thielen Hoffman, Trustees, (m) Della Krause Thielen Testamentary Residuary Trust for Katherine Thielen Hoffman, represented by John Chadick Thielen and Katherine Thielen Hoffman Trustees, (n) Della Krause Thielen Testamentary Trust for Morgan Elizabeth Thielen,



                                      21.

represented by John Chadick Thielen and Katherine Thielen Hoffman, Trustees, (o) Della Krause Thielen Testamentary Trust for Carson Chadick Thielen, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (p) Della Krause Thielen Testamentary Trust for John Colin Thielen, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (q) Della Krause Thielen Testamentary Trust for Katherine Anne Hoffman, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (r) Della Krause Thielen Testamentary Trust for Taylor Ann Hoffman, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (s) Della Krause Thielen Testamentary Trust for Robert Dean Hoffman, III, represented by John Chadick Thielen and Katherine Thielen Hoffman, trustees, (t) Schonvervald, Inc., a Louisiana corporation, (u) Idylease, Inc., a Louisiana corporation, (v) Vier Corporation, a Louisiana corporation and (w) Liberty Logs Corp., a Washington corporation.

         "Quatre Parish Timberlands" has the meaning set forth in RECITAL D.

         "Quatre Parish Timberlands Assets" has the meaning set forth in RECITAL D.

         "Rate Contract" means an interest rate or currency swap, cap or other agreement or arrangement designed to provide protection against fluctuations in interest or currency exchange rates.

         "Replacement Lender" has the meaning set forth in SECTION 3.8.

         "Reportable Event" means, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Required Lenders" means (a) at such time as there shall be two (2) or fewer Lenders, all Lenders, and (b) at all other times, Lenders then holding at least fifty-one percent (51.0%) of the then aggregate unpaid principal amount of all Loans then outstanding or, if no Loans are then outstanding, Lenders then having at least fifty-one percent (51.0%) of the Aggregate Commitments; provided that, so long as any of the Subordinated Bridge Obligations remain outstanding and there shall be at least one (1) Lender under this Agreement which is not also a Lender under and as defined in the Subordination Bridge Loan Agreement, Required Lenders must include at least one (1) Lender (as defined in this Agreement) which is not also a Lender under the Subordinated Bridge Loan Agreement.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

         "Responsible Person" means the Persons identified by the Borrower on a Designation of Responsible Persons as having authority to request, convert or continue Loans hereunder on behalf of the Borrower.

         "Revolving Credit Facility" means the Two Hundred Fifteen Million Dollar ($215,000,000) five year revolving credit facility described in SECTION
2.1 to be provided to the




                                      22.

Borrower by the Lenders having a Commitment according to each such Lender's Commitment Percentage.

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Security Agreement" means the Security Agreement dated as of the date of this Agreement, executed by the Borrower and the Agent, for the benefit of the Lenders and the Agent.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction for which such Person's property would constitute unreasonably small capital.

         "STOC" means Strategic Timber Operating Co., a Delaware corporation and the sole general partner of the Borrower.

         "Strategic Timber Trust" means Strategic Timber Trust, Inc., a Georgia corporation which intends, upon the filing of its initial tax return with the IRS, to elect to be classified as a real estate investment trust under Section 856 of the Code and as limited partner of the Borrower.

         "Subordinated Bridge Agent" means ABN AMRO solely when acting as the Agent under and as defined in the Subordinated Bridge Loan Agreement, and any successor Agent thereto.

         "Subordinated Bridge Guaranty" means the Guaranty dated as of the date of this Agreement, by the Borrower in favor of the Subordinated Bridge Lenders and the Subordinated Bridge Agent.

         "Subordinated Bridge Lenders" means the banks, financial institution and other institutional lenders party from time to time to the Subordinated Bridge Loan Agreement in their individual capacities as lenders.

         "Subordinated Bridge Loan" means the $85,000,000 bridge term loan made by the Subordinated Bridge Lenders to Strategic Timber Trust pursuant to and in accordance with the terms of the Subordinated Bridge Loan Agreement.

         "Subordinated Bridge Loan Agreement" means that Bridge Loan Agreement dated as of the same date as this Agreement, among Strategic Timber Trust, as the borrower, the Subordinated Bridge Lenders and the Subordinated Bridge Agent.



                                      23.

         "Subordinated Bridge Obligations" means all Contingent Obligations and other liabilities and obligations guaranteed or incurred by the Borrower pursuant to or arising under the Subordinated Bridge Guaranty.

         "Subordination Agreement" means the Subordination Agreement dated as of the Closing Date, among the Subordinated Bridge Agent on behalf of itself and the Subordinated Bridge Lenders, the Agent on behalf of itself and the Lenders, the Borrower and Strategic Timber Trust.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

         "Taxes" has the meaning set forth in SECTION 3.1(A).

         "Timber" means all trees, timber to be cut from the Land or otherwise, timber, whether severed or unsevered and including standing and down timber, stumps and cut timber remaining on the Land or otherwise, and logs, wood chips and other forest products, whether now located on or hereafter planted or growing in or on the Land or otherwise or now or hereafter removed from the Land or otherwise for sale or other disposition.

         "Timberlands" means real property suitable and principally used for timber production.

         "Timberlands Assets" has the meaning set forth in RECITAL D.

         "Timberlands Acquisition" means the acquisition by the Borrower of the Timberlands Assets at Closing pursuant to the Griffin Acquisition Documents.

         "Timberlands Mortgages" means, collectively, the separate Mortgages, Assignments of Leases and Rents and Security Agreement, dated as of the date of this Agreement executed by the Borrower, as mortgager, in favor of the Agent, as mortgagee, and duly notarized, with respect to the Bel/Quatre Timberlands situated in Allen, Beauregard, Calcasieu and Jefferson Davis Parishes, Louisiana, in each case caused to be recorded in the official records of such parish, and following the Closing, shall include, at the Agent's and the Lenders' discretion, following the satisfactory completion of appropriate legal, environmental and other due diligence, such additional deeds of trust or mortgages as may be executed by the Borrower in favor of or for the benefit of the Agent with respect to additional Land acquired by the Borrower, in each case in form and substance satisfactory to the Agent and the Lenders and duly recorded in the official records of the appropriate jurisdiction is which such acquired Land is situated.

         "Timber Sales Agreements" means all timber sales agreements, log sales agreements, purchase orders, purchase and sale agreements and other contractual obligations, whether now existing or hereafter entered into, whereby the Borrower, as seller, is or may become obligated to cut, harvest or otherwise remove Timber harvested from the Land or to otherwise obtain Timber and to sell, exchange or deliver such Timber to third Persons.

         "Title Company" means Commonwealth Land Title Insurance Company.



                                      24.

         "Title Policies" has the meaning set forth in SECTION 4.1(X).

         "Total Funded Debt" means, as calculated for the Borrower on a consolidated basis as of any date of determination, the total Funded Debt of the Borrower and its Subsidiaries.

         "Transferee" has the meaning specified in SECTION 12.11(E).

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Agent, for the benefit of the Lenders and the Agent, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provision.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Value of Merchantable Timber" means, as of any date of determination, the aggregate value of the Merchantable Timber standing on Land owned by the Borrower and subject to a first priority Timberlands Mortgage in favor of the Agent insured under an ALTA extended lenders policy of title insurance in favor or for the benefit of the Agent, in a form and such coverage amounts and subject to such limits and exceptions acceptable to the Agent and the Lenders, as determined by the most recent Merchantable Timber Valuation Report (exclusive of any Timber subject (a) to an Eligible Timber Agreement or (b) to a Cutting Rights Agreement or Timber Sales Agreement which would be an Eligible Timber Agreement but for (and to the extent that) such Cutting Rights Agreement or Timber Sales Agreement does not satisfy the condition set forth in CLAUSE (D) of the definition of "Eligible Timber Agreement", in each case as of such date), less the value of that portion of such Merchantable Timber which (i) stands on Land which has been sold, conveyed or otherwise transferred by the Borrower,
(ii) has become subject to an Eligible Timber Agreement or (iii) has suffered a casualty, in the reasonable discretion of the Agent, such that it no longer constitutes Merchantable Timber, in each case since the date of the most recent Merchantable Timber Valuation Report; provided that in respect of any Borrowing to finance the Acquisition of additional Timberlands and for the period extending through the date of the delivery of the next Merchantable Timber Valuation Report, there shall also be included in "Value of Merchantable Timber" the value of the Merchantable Timber on the Land to be acquired as part of such Acquisition as determined based on a Merchantable Timber appraisal or valuation reviewed by Lenders' Forestry Consultant and acceptable to the Agent, in each case to the extent such Merchantable Timber (and the Land on which it stands) is made subject to a first priority Timberlands Mortgage in favor of the Agent insured under an ALTA extended lenders policy of title insurance in favor or for the benefit of the Agent and the Lenders.


                                      25.

         SECTION 1.2       OTHER INTERPRETIVE PROVISIONS.

                  (A) ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement shall be prepared and computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that GAAP changes during the term of this Agreement such that the covenants contained in ARTICLE IX would then be calculated in a different manner or with different components, (a) the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) the Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid subsections during the sixty (60) day period following any such change in GAAP if and to the extent that the Borrower and Services would have been in compliance therewith under GAAP as in effect immediately prior to such change.

                  (B) OTHER TERMS. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules attached to this Agreement, all of which are by this reference incorporated into this Agreement, and not to any particular provision of this Agreement. The term "including" is not limiting and means "including, without limitation," and "including but not limited to." The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

                  (C) PERFORMANCE; TIME. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day unless otherwise indicated. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                  (D) LAWS. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.



                                      26.

                  (E) ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

                  (F) SCHEDULES AND EXHIBITS. Any reference to an "Article," "Section," "Subsection," "Schedule" or "Exhibit" shall refer to the relevant Article, Section or Subsection of or Schedule or Exhibit to this Agreement, unless specifically indicated to the contrary.

                                   ARTICLE II

                                   THE CREDITS

         SECTION 2.1       AMOUNTS AND TERMS OF COMMITMENTS.

                  (A) REVOLVING CREDIT FACILITY. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents, each Lender having a Commitment severally agrees to make Loans of immediately available funds to the Borrower, on a revolving basis, from the Closing until the Business Day immediately preceding the Maturity Date, in an aggregate principal amount outstanding not to exceed at any one time the lesser of (i) an amount equal to such Lender's Commitment and (ii) an amount equal to such Lender's Commitment Percentage of the Borrowing Base (the lesser of (A) the Aggregate Commitment or (B) the Borrowing Base being the "Maximum Availability").

For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the most recent Borrowing Base Certificate delivered to the Agent pursuant to SECTION 7.1(E).

                  (B) LIMITATION ON EACH LENDER'S OBLIGATION. With respect to any Borrowing of Loans requested by the Borrower pursuant to a complying Notice of Borrowing delivered to the Agent pursuant to SECTION 2.5, each Lender's obligation to advance funds in the form of Loans to the Borrower shall be limited to an amount equal to the Lender's Commitment Percentage of such Borrowing (obtained by multiplying the Borrowing amount by the Lender's Commitment Percentage).

                  (C) FUNDING OF LOANS TO THE AGENT. Following the Agent's receipt of a complying Notice of Borrowing and the Agent's determination that the conditions precedent to a requested Borrowing set forth in ARTICLE IV have been duly satisfied, the Agent shall promptly notify each Lender having a Commitment of (i) the amount of the requested Borrowing and such Lender's Commitment Percentage thereof and (ii) the requested Funding Date, which (A) if a LIBOR Loan is requested, shall be no earlier than the third Business Day following the date on which the Agent so notifies such Lender and, (B) if a Base Rate Loan is requested shall be no earlier than the following Business Day. Except as specifically provided in the escrow instructions referred to in
SECTION 4.1(CC) and the funds transfer memorandum referred to in



                                      27.

SECTION 4.1(DD) with respect to the Loans to be advanced at Closing, not later than 1:00 p.m., Chicago, Illinois time, on the requested Funding Date, each Lender having a Commitment shall have advanced its Loan to the Agent at the Agent's Payment Office in immediately available funds. No Lender shall have any liability to any Borrower for the failure of such Lender to advance funds for any Loan unless and until each condition precedent to the applicable Borrowing has been duly satisfied or has been waived in writing by Required Lenders. The Borrower shall have no right to enforce any obligation of a Lender to fund any Loan unless and until each condition precedent to the applicable Borrowing has been duly satisfied or has been waived in writing by Required Lenders. The Agent's determination that the conditions precedent to any Borrowing have been duly satisfied shall be conclusive and binding on all Lenders for purposes of determining when the Lenders shall be obligated to advance funds to the Agent.

                  (D) DISBURSEMENT OF LOANS TO THE BORROWER. On the requested Funding Date, the Agent shall disburse in immediately available funds to the Designated Deposit Account specified in the Notice of Borrowing an amount equal to the Loans advanced by Lenders to the Agent's Payment Office with respect to such Borrowing.

                  (E) GENERAL PROVISIONS RELATING TO REVOLVING LOANS. Each Loan made by a Lender hereunder shall, at the Borrower's option in accordance with the terms of this Agreement, be either in the form of a Base Rate Loan or a LIBOR Loan; provided that (i) LIBOR Loans shall not be available for Borrowing under this SECTION 2.1 until the earlier of (1) sixty (60) days following the Closing Date or (2) delivery to the Borrower by ABN AMRO, in its sole discretion as the syndication agent in respect of the Commitments, of written notice that Borrowings of LIBOR Loans are available based on the satisfactory completion of ABN AMRO's syndication of the Commitments to the capital markets, and (ii) in no event shall the Borrower maintain at any time LIBOR Loans having, more than five
(5) different Interest Periods. The Borrower shall repay the principal amount of the Loans in the amounts and in the manner set forth in SECTION 2.3 and pay interest accrued on the Loans at the rates and in the manner set forth in
SECTION 2.4. Amounts borrowed by the Borrower under the Aggregate Commitments may be repaid and, prior to the Maturity Date and subject to the applicable terms and conditions precedent to Borrowings hereunder, reborrowed.

                  (F) PERMITTED USES OF LOAN PROCEEDS. The Borrower shall use the Loan proceeds only for the purposes of financing (a) together with the Initial Equity Investment, a portion of the purchase price of the Timberlands Acquisition (as consummated through the Griffin Acquisition) paid on the Closing Date, (b) related transaction costs and (c) working capital and other general business needs, including, subject to the terms and conditions of this Agreement, including availability under the Borrowing Bases, acquisitions of additional Timberlands, and the funding of Permitted Interest Distributions, Permitted LTP Tax Distributions and Permitted Distributions. Notwithstanding the foregoing, the Borrower may not use the proceeds of Loans advanced under this Agreement to prepay or repay the Subordinated Bridge Loan (other than, specifically, payments of interest accrued and payable on the Subordinated Bridge Loan, the payment of which is a permitted use of Loan proceeds) or any other Indebtedness or other obligations due or payable under or in respect of the Subordinated Bridge Loan Agreement or to make any distribution or to fund any loan to or for the benefit of Strategic Timber Trust to enable Strategic Timber Trust to make any such prepayment or repayment.



                                      28.

         SECTION 2.2 NOTES. The Loans made by each Lender shall be evidenced by separate Notes executed by the Borrower and made payable to the order of such Lender in the stated principal amount equal to its Commitment.

                  (A) NOTATIONS IN THE LENDERS' BOOKS AND RECORDS. Each Lender shall make notations in its books and records regarding the date, amount and maturity of each Loan made by it and the amount of each repayment or prepayment of principal and payment of interest made by the Borrower with respect to such Loan. Each Lender is irrevocably authorized by the Borrower to endorse its Note and each Lender's record shall be conclusive absent manifest error; provided, however, that the failure of a Lender to make, or an error in making, such a notation with respect to any Loan shall not limit or otherwise affect the Obligations of the Borrower hereunder or under any such Note to such Lender.

         SECTION 2.3 REPAYMENT OF PRINCIPAL AMOUNT OF LOANS. Subject to the terms of this Agreement relating to optional earlier repayments of Loans and the acceleration of maturities, the Borrower shall repay the Lenders the entire outstanding principal amount of the Loans and all other unpaid amounts outstanding under the Revolving Credit Facility on the Maturity Date.

         SECTION 2.4 PAYMENT OF INTEREST ON THE LOANS.

                  (A) LOANS. Subject to SECTION 2.4(C), each Loan shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the Base Rate or the Adjusted LIBOR, as the case may be, plus the Applicable Margin.

                  (B) INTEREST PAYMENT DATES. Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Loans pursuant to this Agreement for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof.

                  (C) INTEREST UPON EVENTS OF DEFAULT. Upon the occurrence of an Event of Default and so long as such Event of Default shall continue, including after acceleration (whether before or after entry of judgment), the Borrower shall, at the option of Required Lenders, pay interest on the principal amount of each Loan then outstanding at a rate per annum which is determined by adding two percent (2.00%) to the Applicable Margin applicable to such Loan (the "Default Rate").

                  (D) LIMITATIONS ON INTEREST RATES. Notwithstanding any provision in this Agreement, the Notes or any of the other Loan Documents, the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws. If any payments in the nature of interest, additional interest and other charges made hereunder or under any of the Loan Documents are held to be in excess of the applicable limits imposed by any applicable federal or state law, the amount held to be in excess shall be considered payment of principal under the Notes and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws.


                                      29.

         SECTION 2.5 PROCEDURE FOR THE BORROWING OF LOANS.

                  (A) Each Borrowing of Loans shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing, executed by a Responsible Person of the Borrower, with appropriate insertions (which Notice of Borrowing must be received by the Agent prior to 12:00 noon, Chicago, Illinois time, (i) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Loans, and (ii) one (1) Business Day prior to the requested Funding Date, in the case of Base Rate Loans), specifying:

                                    (A) The amount of the Borrowing, which shall
                  be in integral multiples of One Million Dollars ($1,000,000) and, if LIBOR Loans are requested, in an aggregate minimum principal amount of Five Million Dollars ($5,000,000) or any integral multiple of $1,000,000 in excess thereof;

                                    (B) the requested Funding Date, which shall
                  be a Business Day;

                                    (C) whether the Borrowing is to be comprised
                  of LIBOR Loans or Base Rate Loans;

                                    (D) the duration of the Interest Period
                  applicable to any such LIBOR Loans included in such notice. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Loans, such Interest Period shall be three (3) months; and

                                    (E) the Designated Deposit Account to which
                  proceeds of the Loans are to be transferred together with wiring instructions.

                  (B) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Lender having a Commitment of the amount of such Lender's Commitment Percentage of the requested Borrowing.

                  (C) Each Lender having a Commitment will make the amount of its Commitment Percentage of the Borrowing available to the Agent for the account of the Borrower at the Agent's Payment Office by 1:00 p.m., Chicago, Illinois time, on the Funding Date requested by the Borrower in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Borrower on the Funding Date by the Agent by wire transfer to the Designated Deposit Account specified in the Notice of Borrowing. No Borrowing of Loans shall be deemed made to the Borrower, and no interest shall accrue on any such Borrowing, until the related funds have been deposited in the Designated Deposit Account.

                  (D) Unless the Lenders having a Commitment shall otherwise consent, during the existence of a Default or Event of Default, the Borrower may not elect to have a Loan made as a LIBOR Loan.

         SECTION 2.6 CONVERSION AND CONTINUATION ELECTIONS.

                  (A) The Borrower may upon irrevocable written notice to the
Agent:


                                      30.

                           (I) elect to convert on any Business Day, Base Rate
Loans in an amount equal to Five Million Dollars ($5,000,000) or any integral multiple of $1,000,000 in excess thereof into LIBOR Loans or LIBOR Loans into Base Rate Loans; or

                           (II) elect to continue on any Interest Payment Date
any LIBOR Loans maturing on such Interest Payment Date (or any part thereof in an amount equal to Five Million Dollars ($5,000,000) or any integral multiple of $1,000,000 in excess thereof);

provided, that if the aggregate amount of LIBOR Loans shall have been reduced, by payment, prepayment, or conversion of part thereof, to be less than $5,000,000, such LIBOR Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

                  (B) The Borrower shall deliver a Notice of Conversion/Continuation in accordance with SECTION 12.2 to be received by the Agent prior to 12:00 noon, Chicago, Illinois, time, at least (i) three (3) Business Days in advance of the Conversion Date or Continuation Date, if any Loans are to be converted into or continued as LIBOR Loans; and (ii) one (1) Business Day in advance of the Conversion Date, if any Loans are to be converted into Base Rate Loans; specifying:

                                    (A) the proposed Conversion Date or
                  Continuation Date;

                                    (B) the aggregate amount of Loans to be
                  converted or continued;

                                    (C) the nature of the proposed conversion or
                  continuation; and

                                    (D) the duration of the requested Interest
                  Period.

                  (C) If upon the expiration of any Interest Period applicable to any LIBOR Loans, the Borrower shall have failed to select a new Interest Period to be applicable to such LIBOR Loans, the Borrower shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans.

                  (D) Upon receipt of a Notice of Conversion/Continuation, the Agent will promptly notify each Lender thereof, or, if no timely notice is provided by the Borrower, the Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made according to each Lender's applicable Commitment Percentage of the outstanding principal amounts of the Loans with respect to which the notice was given.

                  (E) Unless the Required Lenders shall otherwise consent, during the existence of a Default or Event of Default, the Borrower may not elect to have a Loan converted into or continued as a LIBOR Loan.

         SECTION 2.7 OPTIONAL PREPAYMENTS. Subject to SECTION 3.5, the Borrower may, at any time or from time to time, upon at least one (1) Business Day's notice to the Agent in the case of Base Rate Loans, or three (3) Business Days' notice to the Agent in the case of LIBOR Loans, prepay Loans, in whole or in part, in amounts of not less than $1,000,000. Such notice of



                                      31.

prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans or LIBOR Loans, or any combination thereof. Such notice shall be irrevocable and the Agent shall promptly notify each Lender thereof and of such Lender's Commitment Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the specified prepayment date, together with accrued interest to such date on the principal amount prepaid and any amounts required pursuant to SECTION 3.5, but otherwise without premium or penalty. Any prepayments made pursuant to this
SECTION 2.7 shall be applied first to any Base Rate Loans then outstanding and then to LIBOR Loans with the shortest Interest Periods remaining.

         SECTION 2.8 MANDATORY PREPAYMENTS. If at any time and for any reason the aggregate principal amount of the Loans then outstanding shall exceed the Maximum Availability (the amount of such excess, if any, being an "Over Advance"), whether determined based on the delivery of the most recent Borrowing Base Certificate or otherwise, the Borrower shall within thirty (30) Business Days of the Borrower becoming aware of such Over Advance, whether by notice from the Agent, the delivery of a Merchantable Timber Appraisal Report or otherwise, repay the full amount of such Over Advance, together with all accrued and unpaid interest thereon.

         SECTION 2.9 COMMITMENT FEE FOR PROVIDING COMMITMENTS. In consideration of the Lenders' agreement to commit to make the Loans available to the Borrower as contemplated by this Agreement, the Borrower agrees to pay to the Agent, on behalf of and for the ratable benefit of the Lenders according to their respective Commitment Percentage of the Aggregate Commitments, a commitment fee in an amount equal to the Applicable Rate per annum of the average daily difference between the Aggregate Commitment and the sum of the aggregate outstanding principal amount of Loans, due and payable quarterly in arrears on each Interest Payment Date for the payment of interest on Base Rate Loans, with the final such payment due and payable on the Maturity Date.

         SECTION 2.10 CALCULATION OF INTEREST AND FEES. Interest on the Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded; provided, however, that if any Loan is repaid on the same day on which it is made, such day shall be included in computing interest on such Loan. Each change in the interest rate of the Base Rate Loans based on changes in the Base Rate and each change in the interest rate of LIBOR Loans based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. The Agent shall give the Borrower prompt notice of any such change in the Base Rate or Eurodollar Reserve Percentage; provided, however, that any failure by the Agent to provide the Borrower with notice hereunder shall not affect the Lenders' right to make changes in the interest rate of the Base Rate Loans based on changes in the Base Rate or changes in the interest rate of LIBOR Loans based on changes in the Eurodollar Reserve Percentage.

         SECTION 2.11 PAYMENTS. All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to the Borrower under this



                                      32.

Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to the Agent, on behalf and for the benefit of the Lenders, not later than 12:00 noon, Chicago, Illinois time, on the date due at the Agent's Payment Office.

         SECTION 2.12 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made under this Agreement, the Notes or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon.

         SECTION 2.13 APPLICATION OF PAYMENTS. Except as otherwise expressly provided in this Agreement or in any other Loan Document, all payments shall be applied in the following order: (a) then due and payable fees, costs and expenses; (b) then due and payable interest payments; and (c) then due and payable principal payments and optional prepayments. In addition, each Lender is authorized to, and at its sole option may, for the benefit of the Lenders and the Agent, make advances on behalf of the Borrower for payment of any and all fees, expenses, charges, costs, principal and interest incurred hereunder or under the other Loan Documents. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest thereon at the Base Rate.

         SECTION 2.14 DISTRIBUTION OF PAYMENTS. The Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, such Lender's interest in all repayments and prepayments of principal and all payments of interest, loan fees, commitment fees and other fees, expenses and costs received by the Agent on the same day and in the same type of funds as payment was received. In the event the Agent does not distribute such payments on the same day received, such payment shall accrue interest at the Federal Funds Rate, which shall be payable by the Agent. The Agent shall indemnify and hold the Borrower harmless from any claim for overnight interest by any Lender under this SECTION 2.13.

         SECTION 2.15 THE AGENT'S RIGHT TO ASSUME FUNDS AVAILABLE FOR LOANS. Unless the Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of any Loan that such Lender does not intend to make available to the Agent immediately available funds equal to such Lender's Commitment Percentage of the total principal amount of such Loan, the Agent may assume that such Lender has advanced funds in the amount of such Loan to the Agent on the applicable Funding Date and the Agent may, in reliance upon such assumption, make available to the Borrower corresponding funds. The Agent agrees to give prompt notice to the Borrower in the event it advances funds on behalf of a Lender under this SECTION 2.14; provided, that failure to give such notice shall in no way limit, restrict or otherwise affect the Borrower's obligations or the Agent's or any Lender's rights or remedies under this Agreement and the other Loan Documents. If the Agent has made funds available to the Borrower based on such assumption and such Loan is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover the corresponding amount of such Loan on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon the Agent's demand, the Agent shall notify the Borrower and the Borrower shall repay such Loan to the Agent. The Agent also shall be entitled to recover from such Lender interest on such Loan in respect of each day from the date such Loan was made by the Agent to the Borrower to


                                      33.

the date such corresponding amount is recovered by the Agent at the Federal Funds Rate, and the Agent shall indemnify and hold harmless the Borrower from any claim for such interest.

         SECTION 2.16 THE AGENT'S RIGHT TO ASSUME PAYMENTS WILL BE MADE BY THE BORROWER. Unless the Agent shall have been notified by the Borrower prior to the date on which any payment to be made by the Borrower hereunder is due that the Borrower does not intend to remit such payment, the Agent may, in its discretion, assume that the Borrower has remitted such payment when so due and the Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Commitment Percentage of such assumed payment. If the Borrower has not in fact remitted such payment to the Agent, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate.

                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         SECTION 3.1 TAXES.

                  (A) Subject to SECTION 3.1(H), any and all payments by the Borrower to the Lenders or the Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, fees, duties, levies, imposts, deductions, charges or withholdings, whatsoever imposed by any Governmental Authority, excluding, in the case of each Lender and the Agent, such taxes as are imposed on or measured by the net income of any Lender or the Agent by any jurisdiction under the laws of which such Lender, or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  (B) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

                  (C) Subject to SECTIONS 3.1(A) and 3.1(H), if any Taxes or Other Taxes are directly asserted or imposed against any Lender or the Agent, the Borrower shall indemnify and hold harmless such Lender or the Agent, as the case may be, for the full amount of the Taxes or Other Taxes (including any Taxes or Other Taxes asserted or imposed by any jurisdiction on amounts payable under this SECTION 3.1) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted or imposed. Payment under this indemnification shall be made within thirty (30) days from the date the Lender or the Agent makes written demand therefor (provided that the Borrower shall have the right to contest in good faith any such Taxes or Other Taxes through appropriate proceedings).




                                      34.

The Lender, or the Agent in its discretion also may, but shall not be obligated to, pay such Taxes or Other Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses, except for, in the event the Lender or the Agent fails to deliver notice of such assertion of Taxes or Other Taxes to the Borrower within ninety (90) days after it has received notice of such assertion or imposition of Taxes or Other Taxes, any such penalties, interest or expenses which would not have arisen but for the failure of the Lender or the Agent to so notify the Borrower of such assertion or imposition of Taxes or Other Taxes) as is necessary in order that the net amount received by the Lender or the Agent after the payment of such Taxes or Other Taxes (including any Taxes on such additional amount) shall equal the amount the Lender or the Agent would have received had not such Taxes or Other Taxes been asserted or imposed.

                  (D) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then, subject to SECTION 3.1(H):

                           (I) the sum payable shall be increased as necessary
so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 3.1) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deduction or withholding been made;

                           (II) the Borrower shall make such deduction or
withholding; and

                           (III) the Borrower shall pay the full amount deducted
to the relevant taxation authority or other authority in accordance with applicable law.

                  (E) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower, upon the Agent's request, shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (F) If the Borrower fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fail to furnish to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders and the Agent for any incremental Taxes or Other Taxes, interest or penalties that may become payable by any of the Lenders and the Agent as a result of any such failure.

                  (G) Each Lender which is a foreign person (i.e., a person other than a United States person for United States federal income tax purposes) agrees that:

                           (I) in the case of any Lender which is a "bank"
within the meaning of Section 881(c)(3)(A) of the Code,

                                    (A) it shall, no later than the Closing Date
(or, in the case of a Lender which becomes a party hereto pursuant to SECTION
12.11 after the Closing Date, the date upon which the Lender becomes a party hereto) deliver to the Borrower through the Agent two (2) accurate and complete signed originals of IRS Form 4224 or any successor


                                      35.

thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                                    (B) if at any time the Agent or such Lender
makes any changes necessitating a new Form 4224 or Form 1001, it shall within thirty (30) days after such change becomes effective deliver to the Borrower through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                           (II) in the case of any Lender other than a Lender
described in clause (i) above,

                                    (A) it shall, no later than the Closing Date
(or, in the case of a Lender which becomes a party hereto pursuant to SECTION
12.11 after the Closing Date, the date upon which the Lender becomes a party hereto) deliver to the Borrower through the Agent two (2) accurate and complete signed originals of a certificate substantially in the form of EXHIBIT H hereto (any such certificate, a "Non-Bank Lender Tax Certificate") and two accurate and complete signed originals of IRS Form W-8 or any successor thereto ("Form W-8") certifying to such Lender's legal entitlement (assuming compliance by the Borrower with the terms of this Agreement) to an exemption whereby the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                                    (B) if at any time the Agent or such Lender
makes any changes necessitating a new Form W-8, it shall within thirty (30) days after such change becomes effective deliver to the Borrower through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8 certifying to such Lender's legal entitlement (assuming compliance by the Borrower with the terms of this Agreement) to an exemption whereby the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                           (III) it shall, before or within thirty (30) days
after the occurrence of any event (including the passing of time but excluding any event mentioned in (i) or (ii), above) requiring a change in or renewal of the most recent Form 4224, Form 1001 or Form W-8 previously delivered by such Lender, deliver to the Borrower through the Agent two accurate and complete original signed copies of Form 4224, Form 1001 or Form W-8 in replacement for the forms previously delivered by the Lender; and

                           (IV) it shall, promptly upon the Lender's or the
Agent's reasonable request to that effect, deliver to the Lender or the Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.



                                      36.

                  (H) The Borrower will not be required to pay any additional amounts in respect of United States federal income tax pursuant to SECTION 3.1(D) to the Agent or any Lender for the account of any Lending Office of such
Lender:

                           (I) if the obligation to pay such additional amounts
would not have arisen but for a failure by such Lender to comply with its obligations under SECTION 3.1(G) in respect of such Lending Office; or

                           (II) if such Lender shall have delivered to the
Borrower a Form 4224, Form 1001 or Form W-8 in respect of such Lending Office pursuant to SECTION 3.1(G), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such form.

                  (I) If, at any time, the Borrower requests any Lender to deliver any forms or other documentation in addition to those required pursuant to SECTION 3.1(G)(IV), then the Borrower shall, on demand of such Lender through the Agent, reimburse such Lender for any costs and expenses (including reasonable Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

                  (J) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to SECTION 3.1(D), then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Lender which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         SECTION 3.2 ILLEGALITY.

                  (A) If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by the Lender to the Borrower through the Agent, the obligation of that Lender to make LIBOR Loans shall be suspended until the Lender shall have notified the Agent and the Borrower that the circumstances giving rise to such determination no longer exists.

                  (B) If a Lender shall determine that it is unlawful to maintain any LIBOR Loan, the Borrower shall prepay in full all LIBOR Loans of that Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to SECTION 3.5.


                                      37.

                  (C) If the Lender is required to prepay any LIBOR Loan immediately as provided in SECTION 3.2(B), then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

                  (D) Before giving any notice to the Agent pursuant to this
SECTION 3.2, the affected Lender shall designate a different Lending Office with respect to its LIBOR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

         SECTION 3.3 INCREASED COSTS. If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in the Eurodollar Reserve Percentage included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then the Borrower shall be liable for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

         SECTION 3.4 INABILITY TO DETERMINE RATES. If the Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR applicable for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will forthwith give notice of such determination to the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans, as the case may be, hereunder shall be suspended until the Agent, upon the instruction of the Required Lenders, revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made or continued as or converted to Base Rate Loans instead of LIBOR Loans, as the case may be.

         SECTION 3.5 PREPAYMENT OF LIBOR LOANS. In the event that the Borrower prepays or is required to prepay any LIBOR Loan by acceleration or otherwise or fails to draw down or convert to a LIBOR Loan after giving notice thereof, the Borrower agrees to reimburse each Lender for its expenses and funding losses due to such prepayment or failure to draw. The Borrower and the Lenders hereby agree that such expenses and funding losses shall consist of the sum of the discounted monthly differences for each month during the applicable or requested Interest Period, calculated as follows for each such month:

                  (A) principal amount of such LIBOR Loan times (number of days between the date of prepayment and the last day in the applicable Interest Period divided by 360), times the applicable Interest Differential; plus

                  (B) all actual out-of-pocket expenses (other than those taken into account in the calculation of the Interest Differential) incurred by the Lenders and the Agent (excluding


                                      38.

allocations of any expense internal to the Lenders and the Agent) and reasonably attributable to such payment or prepayment; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

         SECTION 3.6 CAPITAL REQUIREMENTS. If any Lender shall determine that any change after the date of this Agreement in any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other Requirement of Law regarding capital adequacy, or any change after the date of this Agreement in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any Governmental Authority charged with the enforcement or interpretation or administration thereof, or compliance by any Lender (or any Lending Office of the Lender) or the Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company, if any, as a consequence of the maintaining of any of its Commitments or the making or maintaining any Loan under this Agreement to a level below that which the Lender or the Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy) by an amount deemed by the Lender to be material, then, upon written demand by the Lender, the Borrower shall pay to the Lender, from time to time such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered. Without affecting its rights under this SECTION 3.6 or any other provision of this Agreement, the Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by the Lender with respect to which the Borrower would be obligated to compensate the Lender pursuant to this SECTION 3.6, the Lender shall use reasonable efforts to select an alternative Lending Office which would not result in any such increase in any cost to or reduction in any amount receivable by the Lender; provided, however, that the Lender shall not be obligated to select an alternative Lending Office if the Lender determines that
(a) as a result of such selection the Lender would be in violation of any Requirement of Law, or would incur additional costs or expenses, or (b) such selection would be inadvisable for regulatory reasons.

         SECTION 3.7 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation pursuant to this ARTICLE III shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable and the basis therefor to the Lender hereunder. Such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         SECTION 3.8 SUBSTITUTION OF LENDERS. Upon the receipt by the Borrower from any Lender (an "Affected Lender") of a claim for compensation pursuant to SECTIONS 3.1, 3.3 or 3.6, the Borrower may: (a) request the Affected Lender to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or part of such Affected Lender's Loans and Commitments (a "Replacement Lender"), (b) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitments or (c) designate a Replacement Lender. Any such designation of a Replacement




                                      39.

Lender under clause (a) or (c) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld or delayed).

         SECTION 3.9 SURVIVAL. The agreements and obligations of the Borrower in this ARTICLE III shall survive the payment of all other Obligations.

                                   ARTICLE IV

             CONDITIONS PRECEDENT TO CLOSING AND THE MAKING OF LOANS

         SECTION 4.1 CONDITIONS PRECEDENT TO THE CLOSING. The Closing shall occur upon the prior satisfaction of each of the conditions precedent set forth in this SECTION 4.1, as determined by the Lenders and the Agent (all Loan Documents and other documents to be delivered to the Agent, or any Lender pursuant to this SECTION 4.1 shall be subject to prior approval as to form and substance (including as to results) by the Lenders and the Agent).

                  (A) CORPORATE DOCUMENTS. The Agent shall have received originals of each of the following:

                           (I) CERTIFICATE OF THE SECRETARY (THE BORROWER).
Certificate executed by the secretary or assistant secretary of the Borrower, or of STOC, in its capacity as the Borrower's sole general partner, on behalf of the Borrower, dated the Closing Date, certifying (A) that such company has the authority to execute, deliver and perform its obligations under each of the Loan Documents and the Acquisition Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the Borrower Partnership Agreement then in full force and effect,
(2) the certificate of limited partnership of the Borrower certified by the Secretary of State of the State of Delaware as of a date not more than ten (10) Business Days prior to the Closing Date, and (3) any other organizational documents of the Borrower then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by the partners of the Borrower then in full force and effect authorizing the execution, delivery and performance by the Borrower of each of the Loan Documents and each of the Acquisition Documents to which it is a party, ratifying the execution, delivery and performance by the Borrower of the Acquisition Documents to which it is a party and the consummation of the Timberlands Acquisition, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the States of Delaware, Louisiana and the state in which is located the Borrower's chief executive office, in each case dated as of a date not more than ten (10) Business Days prior to the Closing Date, stating that the Borrower is in good standing in such states, (E) the name(s) of the officer(s) of the Borrower authorized to execute Loan Documents and Acquisition Documents on behalf of the Borrower, together with a sample of the true signatures of such officer(s), and (F) that the Lenders and the Agent may conclusively rely on such certificate unless and until the Borrower shall have delivered to the Agent a further certificate canceling or amending such prior certificate.

                           (II) CERTIFICATE OF THE SECRETARY (STRATEGIC TIMBER
TRUST). Certificate executed by the secretary or assistant secretary of Strategic Timber Trust, dated the Closing Date, certifying (A) that Strategic Timber Trust has the authority to execute, deliver and


                                      40.

perform its obligations under the Subordination Agreement, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the bylaws of Strategic Timber Trust then in full force and effect, (2) the certificate of incorporation of Strategic Timber Trust certified by the Secretary of State of the State of Georgia as of a date not more than ten (10) Business Days prior to the Closing Date, and (3) any other organizational documents the Borrower then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by the Board of Directors of Strategic Timber Trust then in full force and effect authorizing the execution, delivery and performance by Strategic Timber Trust, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the State of Delaware and of the state in which is located Strategic Timber Trust's chief executive office, in each case dated as of a date not more than ten (10) Business Days prior to the Closing Date, stating that Strategic Timber Trust is in good standing in such states, (E) the name(s) of the officers of Strategic Timber Trust authorized to execute the Subordination Agreement on behalf of Strategic Timber Trust, together with a sample of the true signatures of such officers and (F) that the Lenders and the Agent may conclusively rely on such certificate unless and until Strategic Timber Trust shall have delivered to the Agent a further certificate canceling or amending such prior certificate.

                  (B) LOAN DOCUMENTS. The Agent shall have received originals of each of the following Loan Documents:

                           (I) THIS AGREEMENT. This Agreement, duly executed by
the Borrower, each of the Lenders and the Agent, together with all completed SCHEDULES to this Agreement.

                           (II) NOTES. Separate Notes, duly executed by the
Borrower to each of the Lenders
in the stated principal amount of such Lender's Commitment.

                           (III) DESIGNATIONS OF RESPONSIBLE PERSONS. Separate
Designations of Responsible Persons, duly executed by an authorized officer of the Borrower.

                           (IV) COLLATERAL DOCUMENTS. The Agent shall have
received originals of each of the following Collateral Documents:

                                    (A) TIMBERLANDS MORTGAGES. The separate
Timberlands Mortgages, each duly executed by the Borrower, as mortgagor, and the Agent, as mortgagee, and duly notarized, together with legal descriptions of the Land situated in Allen, Beauregard, Calcasieu and Jefferson Davis Parishes, Louisiana, attached respectively thereto as Exhibit A, which Timberlands Mortgages shall concurrently with the Closing be caused by the Title Company to be recorded in the official records of the respective parish in which such Land is located, with written or verbal confirmation of such recordation to the Agent by the Title Company to follow immediately thereafter.

                                    (B) SECURITY AGREEMENT. The Security
Agreement, duly executed by the Borrower and the Agent, together with all completed schedules to the Security Agreement.


                                      41.

                                    (C) FINANCING STATEMENTS. The Financing
Statements, naming and duly executed by the Borrower, as debtor, and the Agent, as secured party, including a description of the personal property Collateral granted or pledged by the Borrower to the Agent as security for the Obligations (and in the case of farm product filings, a legal description of the real property where the timber is located), which Financing Statements shall concurrent with the Closing be caused to be filed with the Governmental Authorities indicated on SCHEDULE 4.

                                    (D) CONTROL AGREEMENTS. Separate Control
Agreements, duly executed by the Borrower, the Agent and each depository institution, securities intermediary or commodities intermediary at which the Borrower shall maintain for its benefit or use a deposit account, securities account or commodities account.

                           (V) ENVIRONMENTAL INDEMNITY. The Environmental
Indemnity, duly executed by the Borrower and Strategic Timber Trust, jointly and severally and in solido, in favor of the Lenders and the Agent, together with all completed schedules to the Environmental Indemnity.

                           (VI) COLLATERAL INFORMATION CERTIFICATE. The
Collateral Information Certificate, fully completed, duly executed by the Borrower, Strategic Timber Trust and LTP.

                           (VII) SUBORDINATION AGREEMENT. The Subordination
Agreement, duly executed by the Agent on behalf of itself and the Lenders, the Subordinated Bridge Agent, on behalf of itself and the Subordinated Bridge Lenders, the Borrower and Strategic Timber Trust.

                  (C) OPINION OF BORROWER'S COUNSEL. The Agent shall have received each of the following originally executed Opinions of Borrower's
Counsel:

                           (I) Opinion of Borrower's counsel (SAB); and

                           (II) Opinion of Borrower's counsel (LPRH).

                  (D) J.A. BEL ACQUISITION DOCUMENTS. The Agent shall have received copies, certified by the Borrower, of all of the duly and fully executed J.A. Bel Acquisition Documents, including (i) the J.A. Bel Purchase Agreement, complete with all final schedules, exhibits, attachments and amendments thereto, (ii) all acts of sale, acts of assignments, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral lease and other transfer documents evidencing or relating to the conveyance of title and interest in the Timberlands Assets and (iii) all other documents relating to or affecting the J.A. Bel Acquisition, including all bring-downs and all amendments and modifications to any of the foregoing.

                  (E) BAAL ACQUISITION DOCUMENTS. The Agent shall have received copies, certified by the Borrower, of all of the duly and fully executed Baal Acquisition Documents, including (i) the Baal Purchase Agreement, complete with all final schedules, exhibits, attachments and amendments thereto, (ii) all acts of sale, acts of assignments, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral lease and other transfer documents evidencing or relating to the conveyance of title and interest in the Timberlands Assets and (iii) all other documents relating to or affecting the Baal



                                      42.

Acquisition, including all bring-downs and all amendments and modifications to any of the foregoing.

                  (F) QUATRE PARISH ACQUISITION DOCUMENTS. The Agent shall have received copies, certified by the Borrower, of all of the duly and fully executed Quatre Parish Acquisition Documents, including (i) the Quatre Parish Purchase Agreement, complete with all final schedules, exhibits, attachments and amendments thereto, (ii) all acts of sale, acts of assignments, bills of sale, possession affidavits, affidavits regarding access, affidavits regarding timber deeds and mineral lease and other transfer documents evidencing or relating to the conveyance of title and interest in the Timberlands Assets and (iii) all other documents relating to or affecting the Quatre Parish Acquisition, including all bring-downs and all amendments and modifications to any of the foregoing.

                  (G) GRIFFIN DOCUMENTS. The Agent shall have received copies, certified by the Borrower, of all of the duly and fully executed Griffin Acquisition Documents, including (i) the Griffin Contract of Sale and the LTP Assignment, complete with all final schedules, exhibits, attachments and amendments thereto, (ii) all acts of sale, acts of assignments, bills of sale and other transfer documents evidencing or relating to the conveyance of title and interest in the Timberlands Assets and (iii) all other documents relating to or affecting the Griffin Acquisition, including all bring-downs and all amendments and modifications to any of the foregoing.

                  (H) GOVERNMENTAL CONSENTS. The Agent shall have received written confirmation that all consents, approvals, orders and authorizations, and all registrations, declarations and filings with, and expirations of waiting periods imposed by, any Governmental Authority necessary for the consummation of the Timberlands Acquisition contemplated by the Acquisition Documents have been obtained.

                  (I) THIRD PARTY CONSENTS. The Agent shall have received written confirmation that all consents, approvals and authorizations from third Persons required under any material agreement, contract or other document necessary for the consummation of the J.A. Bel Acquisition contemplated by the J.A. Bel Acquisition Documents, the Baal Acquisition contemplated by the Baal Acquisition Documents, the Quatre Parish Acquisition contemplated by the Quatre Parish Acquisition Documents or the Griffin Acquisition contemplated by the Griffin Acquisition Documents or the grant in the Loan Documents of any Lien in favor of the Agent or any Lender have been obtained.

                  (J) CONSUMMATION OF THE TIMBERLANDS ACQUISITION. All conditions precedent to the closing and consummation of the Timberlands Acquisition, including all actions to have been taken prior to the closing set forth in the Griffin Contract of Sale and the LTP Assignment (other than the payment of the purchase price), and there shall not have been any modification of a material term or waiver of a material condition precedent without the prior consent of the Agent.

                  (K) OPENING TIMBER VALUATION. The Agent shall have received the Opening Timber Valuation acceptable to the Agent in its sole and absolute discretion.


                                      43.

                  (L) OPENING PRO FORMA BALANCE SHEET. The Agent shall have received an opening pro forma balance sheet, prepared by the Borrower, consistently with an internal memorandum prepared by Arthur Andersen LLP regarding the accounting for the proposed Timberlands Acquisition, including capitalization structure and the results stated in the opening pro forma balance sheet.

                  (M) INITIAL EQUITY INVESTMENT. The opening pro forma balance sheet delivered to the Agent pursuant to SECTION 4.1(L) shall reflect, in the partners' equity portion of the balance sheet, an initial equity capitalization in an amount not less than the Initial Equity Investment, of which an amount equal to not less than $5,000,000 shall have been contributed by Strategic Timber Trust.

                  (N) FINANCIAL STATEMENTS. The Agent shall have received a certificate of an authorized officer of STOC as the general partner of the Borrower having responsibility for financial matters, including the preparation of financial statements, attaching copies of the pro-forma consolidated statements of income and cash flows for ten (10) years of projected operations for the Borrower, assuming the consummation of the Timberlands Acquisition.

                  (O) HARVEST PLAN. The Agent shall have received the Harvest Plan, which Harvest Plan shall have been reviewed and approved by the Agent.

                  (P) CONFIRMATION REGARDING OPERATING PROJECTIONS. The Agent shall have received a report prepared by Canal (i) confirming as reasonable the proposed log and haul and other expenses estimated and Timber price and management, fire suppression and other SG&A expense assumptions used by the Borrower and incorporated into the operating projections prepared by the Borrower and (ii) verifying the feasibility of such operating projections, which report shall have been reviewed and approved by the Lenders.

                  (Q) ENVIRONMENTAL REVIEW. The Agent shall have received a written environmental report prepared by Harding Lawson Associates, independent environmental consultants retained by the Borrower, with respect to the Land and endangered and threatened species, disease and infestation and other Timber related matters and such additional site assessments, environmental surveys or audits and other documents or information as to environmental matters as the Agent shall reasonably require.

                  (R) MATERIAL AGREEMENTS. The Agent shall have received copies of all material agreements, contracts, instruments and other documents of the Borrower, or under which the Borrower has rights, or by which any Property of the Borrower is bound, including, all Cutting Rights Agreement, Timber Sales Contracts, supply agreements, royalty contracts, real and personal property leases, easements, rights-of-way, road use, trackage and other access agreements and arrangements, mineral leases, hunting leases, management fee agreements, evidences of indebtedness, processing, distribution or warehousing contracts, and permits.

                  (S) ACCESS RIGHTS AND SERVITUDES. The Agent shall have received satisfactory evidence that all material access rights, rights-of-way and other servitudes and rights appurtenant to the Land have been obtained, including such access rights as are necessary for the uninterrupted and orderly operation of the Business consistent with the Harvest Plan.



                                      44.

                  (T) ENTITLEMENTS. The Agent shall have received copies of or other satisfactory evidence that the Borrower has obtained all governmental entitlements necessary or useful to enable the Borrower to operate the Business consistent with the Harvest Plan, including all agreements, authorization, licenses, permits and other entitlements (and applications for the same) relating to mineral rights and access to and the use of minerals and other natural resources (subject to the reservation of mineral rights set forth in the Acquisition Documents in favor of the J.A. Bel Seller, Baal Land Corporation and the Quatre Parish Sellers).

                  (U) TITLE POLICIES. The Agent shall have had commitments issued to it by the Title Company with respect to the issuance to the Agent, for the benefit of the Lenders and the Agent, upon the due recordation of the Timberlands Mortgages in the official records of the respective parish of separate ALTA lenders' policies of fee title insurance, subject to a survey exception (the "Title Policies"), insuring the first priority of the Lien granted in favor of the Agent, with such endorsements as the Agent shall reasonably require and subject only to the Permitted Title Exceptions.

                  (V) SOLVENCY CERTIFICATE. The Agent shall have received a certificate as to solvency, dated as of the Closing Date, prepared, executed and delivered by the officer of the Borrower having responsibility for financial matters, including the preparation of financial statements, covering the Borrower on a pro forma basis, assuming the consummation of Timberlands Acquisition and all of the transactions contemplated by the Loan Documents, including the funding of the Loans at Closing and the contribution to the Borrower by Strategic Timber Partners of the proceeds of the Subordinated Bridge Loan, which establishes that, immediately upon the consummation of the Timberlands Acquisition, the then current fair saleable value of the Borrower's assets will be greater than the amount of the Borrower's liabilities, the Borrower shall be able to pay its debts as they come due (although not earlier than the Maturity Date), and that the Borrower shall not have unreasonably small capital.

                  (W) INSURANCE. The Agent shall have received the certificates evidencing the insurance coverages and limits maintained by the Borrower in compliance with the insurance requirements set forth in ARTICLE VI.

                  (X) NO MATERIAL ADVERSE CHANGE. There shall have occurred no Material Adverse Change in the Timberlands Assets or in the prospects for the Business since the date of the Opening Timber Appraisal.

                  (Y) UCC SEARCHES. The Agent shall have received certified copies, dated as of a recent date, of form UCC-3 or UCC-11, as appropriate, requests for copies or information as the Agent shall request, accompanied by written evidence (including UCC termination statements) that the Liens indicated in any such financing statements either constitute a Permitted Lien or have been or in connection with the Closing will be terminated or released.

                  (Z) NO LITIGATION. There shall not have been instituted or overtly threatened any litigation or proceeding in or before any Governmental Authority to which the Borrower is, or is threatened with becoming, a party and which, in the Agents' sole discretion, after consultation with counsel, is determined to pose a risk of resulting in a Material Adverse Change.


                                      45.

                  (AA) THE BORROWER'S BRING-DOWN CERTIFICATE. The Agent shall have received a certificate dated the Closing Date, executed by the president or a vice president of STOC as the general partner of the Borrower, on behalf of the Borrower, certifying that:

                           (I) no Default or Event of Default has occurred and
is continuing; and

                           (II) the representations and warranties of the
Borrower contained in ARTICLE V of this Agreement are true, accurate and complete in all material respects (except for such representations and warranties made as of a specified date which shall be true as of such date), taking into account the consummation of the Timberlands Acquisition and the Related Assets Acquisition, as of the Closing Date.

                  (BB) FEE LETTER. ABN AMRO shall have received the Fee Letter, duly executed by the Borrower, together with the payment of such fees as are set forth in the Fee Letter to be paid at Closing (the payment of which shall be deemed a concurrent condition).

                  (CC) ESCROW INSTRUCTIONS. The Agent shall have received escrow instructions, dated the Closing Date, executed by the Title Company, the Borrower, LTP, Griffin and the Agent, setting forth, among other things, (i) the mechanics and instructions to convey and transfer title to the Timberlands assets to the Borrower and to effect the due recording in the recording office of the applicable Governmental Authorities of all acts of sale, timber mortgage, financing statements and other affidavits, notices requests for notices and other documents to be recorded of record, and (ii) the sources and uses of funds to be funded and disbursed as of the Closing Date in connection with the Closing.

                  (DD) FUNDS TRANSFER MEMORANDUM. The Agent shall have received a funds transfer memorandum dated the Closing Date, executed by the Borrower, Strategic Timber Trust, the Subordinated Bridge Agent and the Agent setting forth the sources and uses of cash as at the Closing in order to consummate the Timberlands Acquisition and the mutual funding of the Loan under this Agreement.

                  (EE) FEES AND COSTS. The Agent shall have received an amount equal to the aggregate of the Agent's good faith estimate of all Attorney Costs and other disbursements incurred by ABN AMRO (including in its capacity as the Agent) in connection with the Closing of the transactions contemplated hereunder, including the negotiation and preparation of this Agreement and each of the other Loan Documents (the payment of which shall be deemed a concurrent condition), which payment shall be subject to post-Closing adjustment following receipt by the Agent of all final invoices.

                  (FF) SUBORDINATED BRIDGE LOAN DOCUMENTS. The conditions precedent to Closing (as defined in the Subordinated Bridge Loan Agreement) set forth in Article IV of the Subordinated Bridge Loan Agreement shall have been satisfied or duly waived by the Subordinated Bridge Lenders.

                  (GG) OTHER DOCUMENTS. The Agent or the Lenders shall have received such other documents and information from the Borrower as the Lenders may reasonably request.


                                      46.

         SECTION 4.2 THE MAKING OF LOANS. The obligation of the Lenders to advance any Borrowing of Loans is subject to the satisfaction of the following further conditions precedent:

                  (A) The Agent shall have received a Notice of Borrowing, with appropriate insertions, executed by a Responsible Person of the Borrower.

                  (B) No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes a Default or an Event of Default under this Agreement.

                  (C) The Agent shall have received such other instruments and documents as it may have reasonably requested from the Borrower in connection with the requested Borrowing.

                                    ARTICLE V

                  THE BORROWER'S REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to each Lender and the Agent as follows, and agrees that each of said warranties and representations shall be deemed to continue so long as any of the Commitments shall be available hereunder or any Loan or other payment Obligation shall remain unpaid or unsatisfied, and shall apply anew to the making of each Loan.

         SECTION 5.1 ORGANIZATION, POWER AND AUTHORITY OF THE BORROWER. The Borrower is a limited partnership duly formed and validly existing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify would be materially adverse to the Borrower or its Property, including each state listed in ITEM 5.1 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all material requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its respective obligations under this Agreement, the Notes, each of the Collateral Documents, and Environmental Indemnity, the Fee Letter and each of the other Loan Documents to which it is a party, each of the Acquisition Documents to which it is a party, and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it upon and following the consummation of the transactions contemplated by the Acquisition Documents and the Loan Documents.

         SECTION 5.2 ORGANIZATION, POWER AND AUTHORITY OF THE BORROWER'S SUBSIDIARIES. As of the Closing the Borrower has no Subsidiaries. As to and in respect of any bring-down of the representation and warranty set forth in this
SECTION 5.2 subsequent to such time, if the Borrower shall have, subject to
SECTION 8.4, organized, formed or otherwise acquired a Subsidiary, the following shall supersede and replace the preceding sentence: Each of the Borrower's Subsidiaries are duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify would be materially adverse to the Borrower or its Property, including each state listed in ITEM 5.2 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its




                                      47.

obligations under each of the Loan Documents to which it is a party, and to own and hold under lease its Properties and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it.

         SECTION 5.3 LOAN DOCUMENTS AUTHORIZED; BINDING OBLIGATIONS. The execution, delivery and performance of this Agreement, each of the Collateral Documents to which it is a party, the Environmental Indemnity, the Fee Letter and each of the other Loan Documents, in each case to which it is a party, have been duly authorized by all necessary and proper action on the part of the Borrower. The execution, delivery and payment of the Notes have been duly authorized by all necessary and proper action on the part of the Borrower. The Loan Documents constitute legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing (regardless whether considered in a proceeding at law or in equity and the availability of the remedy of specific performance).

         SECTION 5.4 NO CONFLICT. The execution, delivery and performance of this Agreement, the Collateral Documents, the Environmental Indemnity, the Fee Letter and each of the other Loan Documents, in each case to which the Borrower is a party, and the execution, delivery and payment of the Notes by the Borrower will not contravene any provision of the Borrower Partnership Agreement or any other of the Borrower's organizational documents and will not (a) to the best of the Borrower's knowledge, after Due Inquiry, contravene, conflict with or violate any material Requirement of Law, (b) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Borrower or any of its Property or assets may be bound or affected or (c) violate or result in the breach of, or constitute a default under any loan or credit agreement, indenture or other document (which documents are, in the aggregate, material) to which the Borrower is a party or by which the Borrower or any of its Property or assets may be bound or affected. The Borrower is not in violation or breach of or default under any material Requirement of Law, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, the non-compliance with which, the violation or breach of which or the default under which could with reasonable likelihood result in a Material Adverse Change.

         SECTION 5.5 CAPITAL STRUCTURE. ITEM 5.5 of the DISCLOSURE SCHEDULE sets forth each of the record and, to the best of the Borrower's knowledge, after Due Inquiry, beneficial holders of partnership interests in the Borrower (including voting interests of each such Person), by class and number and including the percentage of each class owned or to be owned by such Person as of the Closing Date. Except as set forth in ITEM 5.5 of the DISCLOSURE SCHEDULE, there are no options, warrants, rights to purchase or similar rights covering the partnership interests in the Borrower.

         SECTION 5.6 FINANCIAL CONDITION. All balance sheets, all statements of operations, of partners' equity and of changes in cash flow, and other financial data (other than projections) furnished to the Agent for the purposes of or in connection with this Agreement or any of the other Loan Documents have been and will be prepared in accordance with GAAP consistently




                                      48.

applied throughout the periods involved and will present fairly the financial condition of the entities involved as of the dates thereof and the result of their operations for the periods covered thereby. All projections which have been furnished to the Agent for purposes of or in connection with this Agreement were prepared in good faith on the basis of the assumptions stated therein, which assumptions were, in the opinion of the management of the Borrower, fair in the light of conditions existing at the time of delivery of such forecasts; and at the time of delivery, the management of the Borrower believed that the forecasts of the Borrower's future financial performance set forth in the projections were reasonable and attainable.

         SECTION 5.7 NO MATERIAL ADVERSE CHANGE. Since each of (a) the date of the Opening Timber Appraisal and (b) the date of the most recent financial statements furnished to the Agent pursuant to SECTION 7.1(B) there has been no Material Adverse Change.

         SECTION 5.8 OWNERSHIP OF PROPERTIES. As of the Closing Date, upon the consummation of the Timberlands Acquisition, the Borrower shall own good and marketable title, in the case of real property, and merchantable title, in the case of personal property, to all of the Timberlands Assets. From and after the Closing Date, the Borrower owns good and marketable title, in the case of real property, and merchantable title, in the case of personal property, to all of the Collateral, free and clear of Liens except for Permitted Liens.

         SECTION 5.9 LITIGATION. Except as disclosed in ITEM 5.9 of the DISCLOSURE SCHEDULE, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of the Borrower's knowledge, overtly threatened against the Borrower or any of the Borrower's Property at law or in equity before any Governmental Authority or, to the best of the Borrower's knowledge, any investigation by any Governmental Authority of the Borrower's affairs or Properties which could, if adversely determined, with reasonable likelihood result in a Material Adverse Change. Other than any liability incident to the litigation or proceedings disclosed in ITEM 5.9 of the DISCLOSURE SCHEDULE and other than the Subordinated Bridge Obligations or as otherwise disclosed on ITEM 8.5 of the DISCLOSURE SCHEDULE, the Borrower has no contingent liabilities which are material and which are not provided for or disclosed in the most recent financial statements delivered to the Agent pursuant to SECTION 7.1(A) or 7.1(B).

         SECTION 5.10 MATERIAL DOCUMENTS; THIRD PARTY CONSENTS. ITEM 5.10 of the DISCLOSURE SCHEDULE lists each of the material agreements, contracts, leases, licenses (including licenses or sublicenses of intellectual property) and other documents, including all Cutting Rights Agreements, Timber Sales Agreements and all rights-of-way, road use, trackage and other access agreements or arrangements, of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, nor is all or any portion of the Land subject to, any Timber Sales Agreement or Cutting Rights Agreement relating to the Timberlands, whether written or oral, except as disclosed in ITEM 5.10 of the DISCLOSURE SCHEDULE. Except as further set forth on ITEM 5.10 of the DISCLOSURE SCHEDULE, no approval, authorization or consent of any Person under any such document is required to be obtained by the Borrower in order to make or consummate the transactions contemplated by the Loan Documents, except as has already been obtained.

         SECTION 5.11 NO GOVERNMENT CONSENTS NEEDED. Except as set forth on ITEM
5.11 of the DISCLOSURE SCHEDULE and for the filing of the Financing Statements, the recording of the



                                      49.

Timberlands Mortgages, not yet due tax returns and reports or such of the foregoing as have already been filed, recorded, registered, or otherwise obtained, no certificate, authorization, permit consent, approval, order, license, exemption from, or filing or registration or qualification with, any Governmental Authority is or will be required to authorize, or is otherwise required in connection with:

                  (A) the execution and delivery by the Borrower of, and the payment and performance by the Borrower of its obligations under the Acquisition Documents and the Loan Documents; and

                  (B) the creation of the Liens described in and granted by the Borrower pursuant to the Loan Documents.

         SECTION 5.12 SOLVENCY. The Borrower is Solvent.

         SECTION 5.13 MANAGEMENT AND LABOR AGREEMENTS. Except as set forth on
ITEM 5.13 to the DISCLOSURE SCHEDULE, there are no agreements relating to the payment of management fees to any direct or indirect holder of an equity interest in the Borrower and there are no collective bargaining agreements or other similar material labor agreements covering any employees of the Borrower. A true and complete copy of each such agreement has been furnished to the Agent.

         SECTION 5.14 ERISA COMPLIANCE. Except as specifically disclosed in ITEM
5.14 of the DISCLOSURE SCHEDULE:

                  (A) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (B) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or actions by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change.

                  (C) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with



                                      50.

respect to a Multiemployer Plan; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; (vi) neither the Borrower nor any ERISA Affiliate has any liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106; and (vii) "no prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) that has resulted or could with reasonable likelihood result in a Material Adverse Change has occurred with respect to any Plan.

         SECTION 5.15 CERTAIN REPRESENTATIONS AND WARRANTIES CONCERNING THE TIMBERLANDS.

                  (A) CONDITION. The Land and the Timber standing on the Land are in good condition and are free from all pests, blight, fungus or disease that would materially impair the value thereof, except as disclosed in ITEM 5.15 of the DISCLOSURE SCHEDULE.

                  (B) ACRES AND VOLUME. To the best of the Borrower's knowledge, after Due Inquiry, as of the Closing Date, (i) the Bel/Quatre Timberlands are comprised of approximately 88,000 acres on which is located approximately 387,209,000 board feet of Merchantable Timber consisting of Loblolly Pine, Longleaf Pine, Slash Pine, Cypress and Oak as well as other species and (ii) the Borrower has no basis to form a belief that the value for the Bel/Quatre Timberlands set forth in the Opening Timber Appraisal is unreasonable.

                  (C) DESCRIPTION OF THE LAND. The legal descriptions of the Land attached to the Mortgage Deeds of Trust creating the Liens on the Land accurately reflect each parcel of real property purported to be conveyed pursuant to the J.A. Bel Purchase Agreement, the Baal Purchase Agreement and the Quatre Parish Purchase Agreement and as such parcels are described in the Opening Timber Appraisal.

         SECTION 5.16 MARGIN REGULATIONS. The Borrower does not own any "margin security" as that term is defined in the Margin Regulations, and the proceeds of the Loans will be used only for the purposes contemplated in this Agreement hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of the Margin Regulations.

         SECTION 5.17 TAXES. All material federal, state and local tax returns, reports and statements required to be filed by the Borrower have been filed with the appropriate Governmental Authorities and all Charges and other impositions shown thereon to be due and payable by the Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or the Borrower is contesting its liability therefor in good faith and has fully reserved all such amounts in the financial statements delivered to the Agent and the Lenders pursuant to SECTIONS 7.1(A) and 7.1(B). Proper and accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective



                                      51.

Governmental Authorities. The Borrower has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges.

         SECTION 5.18 INTELLECTUAL PROPERTY RIGHTS. The Borrower possesses and owns all necessary intellectual property rights and all licenses or sublicenses of intellectual property which are material to the conduct of its business as contemplated by the Acquisition Documents and the Loan Documents. The Borrower conducts its business without infringement or, to the best of the Borrower's knowledge, after Due Inquiry, claim of infringement of any intellectual property right of others, except where such infringement or claim of infringement could not with reasonable likelihood result in a Material Adverse Change. There is no infringement or, to the best of the Borrower's knowledge, after Due Inquiry, claim of infringement by others of any intellectual property owned, licensed or sublicensed by the Borrower.

         SECTION 5.19 OTHER REGULATIONS. The Borrower is not: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or
(b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act.

         SECTION 5.20 BROKERS' FEES. Except as specifically disclosed on ITEM
5.20 of the DISCLOSURE SCHEDULE, the Borrower has no obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby or by the Acquisition Documents.

         SECTION 5.21 NATURE OF REPRESENTATIONS AND WARRANTIES. The Borrower certifies to each Lender and the Agent that all representations and warranties made by it in this Agreement and all other Loan Documents are true and correct in all material respects. Each request by the Borrower for a Borrowing and each continuation of a LIBOR Loan into another LIBOR Loan and each conversion of a LIBOR Loan into a Base Rate Loan or a Base Rate Loan into a LIBOR Loan shall constitute an affirmation that all such representations and warranties remain true and correct in all material respects. Each representation and warranty made in this Agreement, in any other Loan Document, and in any other document delivered to any Lender or the Agent by the Borrower, shall be deemed to have been relied upon by the Lenders and the Agent notwithstanding any investigation, inspection or inquiry theretofore or thereafter made by or on behalf of the any Lender or the Agent, or any funding of Loans by the Lenders.

                                   ARTICLE VI

                                    INSURANCE

         SECTION 6.1 INSURANCE BY THE BORROWER AND SERVICES. The Borrower shall procure at its own expense and maintain in full force and effect at all times on and after the Closing Date and continuing throughout the term of this Agreement insurance policies with responsible insurance companies, authorized to do business in the states and countries in which the Borrower has operations, with a Best Insurance Reports rating of "A-" or better and an financial size



                                      52.

category of "IX" or higher, or, if not rated by Best, a Standard & Poors rating of BBB or higher (and other companies acceptable to the Agent).

         SECTION 6.2 GENERAL INSURANCE REQUIREMENTS. The Borrower shall maintain in full force at all times so long as any Commitment shall be available hereunder or any Loan or other Obligation shall remain unpaid or unsatisfied, all of the following:

                  (A) WORKERS' COMPENSATION INSURANCE. Workers' compensation insurance as required by applicable state laws.

                  (B) EMPLOYER'S LIABILITY INSURANCE. Employer's liability insurance with a $1,000,000 minimum limit per accident.

                  (C) GENERAL LIABILITY INSURANCE. Liability insurance on an occurrence basis against claims filed anywhere in the world and occurring anywhere in the world for personal injury (including bodily injury and death) and property damage. Such insurance shall provide coverage for products-completed operations, blanket contractual, explosion, collapse and underground coverage, broad form property damage, personal injury insurance, and the hostile fire exception to the pollution liability exclusion with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.

                  (D) AUTOMOBILE LIABILITY INSURANCE. Automobile liability insurance against claims for personal injury (including bodily injury and death) and property damage covering all owned, leased non-owned and hired motor vehicles, including loading and unloading, with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.

                  (E) EXCESS INSURANCE. Excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing SECTIONS 6.2(B), (C) and (D), with a $5,000,000 minimum limit per occurrence, provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Property.

         The amounts of insurance required in the foregoing SECTIONS 6.2(B),
(C), (D) and this SECTION 6.2(E) may be satisfied by the Borrower purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

                  (F) STANDING TIMBER. The Agent acknowledges that as of the date of this Agreement, insurance covering standing Timber is not available on commercially reasonable terms and therefore the Lenders are not requiring the Borrower to purchase such insurance at this time.

         SECTION 6.3 ENDORSEMENTS. All policies of insurance to be maintained by the Borrower shall provide for waivers of subrogation in favor of the Lenders, the Agent and their respective officers and employees. All policies of liability insurance required to be maintained by the Borrower under SECTION 6.2, other than employer's liability, shall be endorsed as follows:

                  (A) to provide a severability of interest or cross liability clause;


                                      53.

                  (B) to name each Lender and the Agent and their respective officers, agents and employees as additional insureds; and

                  (C) to provide that the insurance required in CLAUSE (B), above, shall be primary and not excess to or contributing with any insurance or self-insurance maintained by the additional insureds.

         SECTION 6.4 WAIVER OF SUBROGATION. The Borrower hereby waives any and every claim for recovery from each Lender, the Agent and their respective officers, employees and agents for any and all loss or damage covered by any of the insurance policies to be maintained under this Agreement to the extent that such loss or damage is recovered under any such policy. Inasmuch as the foregoing waiver will preclude the assignment of any such claim to the extent of such recovery, by subrogation (or otherwise), to an insurance company (or other Person), the Borrower shall give written notice of the terms of such waiver to each insurance company which has issued, or which may issue in the future, any such policy of insurance (if such notice is required by the insurance policy) and shall cause each such insurance policy to be properly endorsed by the issuer thereof to, or to otherwise contain one or more provisions that, prevent the invalidation of the insurance coverage provided thereby by reason of such waiver.

         SECTION 6.5 CONDITIONS.

                  (A) The Borrower shall promptly notify the Agent of any loss in excess of $1,000,000 covered by any insurance maintained pursuant to SECTION 6.2.

                  (B) All policies of insurance to the extent required to be maintained pursuant to SECTION 6.2(F) shall provide that the proceeds of such policies shall be payable solely to the Agent pursuant to a standard first mortgage endorsement substantially equivalent to the Lenders Loss Payable Endorsement 438BFU or ISO endorsement CP12181091, without contribution; provided that if the proceeds thereof are less than $1,000,000, such proceeds shall be paid to the Borrower. The Agent shall have the right to join the Borrower in adjusting any loss in excess of $1,000,000. All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Lenders and the Agent, regardless of any breach or violation by the Borrower of warranties, declarations or conditions contained in such policies, any action or inaction of the Borrower or others, or any foreclosure relating to the Property covered by such policies or any change in ownership of all or any portion of the Property covered by such policies (the foregoing may be accomplished by the use of the Lenders Loss Payable Endorsement required above).

                  (C) All policies of insurance required to be maintained pursuant to this ARTICLE VI shall be endorsed so that if at any time should they be canceled, or coverage be reduced which affects the interests of the Lenders or the Agent, such cancellation or reduction shall not be effective as to the Lender or the Agent for sixty (60) days, except for non-payment of premium which shall be for ten (10) days, after receipt by the Agent of written notice from such insurer of such cancellation or reduction.


                                      54.

                  (D) The Borrower shall require that all independent loggers and such Persons as the Borrower shall engage to perform harvesting operations on the Timberlands shall maintain liability coverage insurance consistent with industry standards for the applicable region.

         SECTION 6.6 EVIDENCE OF INSURANCE. On the Closing Date and on an annual basis prior to each policy anniversary, the Borrower shall furnish the Agent with (a) approved certification of all required insurance and (b) a schedule of the insurance policies held by or for the benefit of the Borrower and required to be in force by the provisions of this ARTICLE VI. Such certification shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certification shall identify the underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this ARTICLE VI. Upon the request of the Agent, the Borrower will promptly furnish the Agent with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Borrower. The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

         SECTION 6.7 FAILURE TO MAINTAIN INSURANCE. In the event the Borrower fail to take out or maintain the full insurance coverage required by this
ARTICLE VI, the Agent may (but shall not be obligated to) take out policies of insurance to protect the Agent's interest and pay the premiums on the same. All amounts so advanced thereof by the Agent shall become an additional obligation of the Borrower to the Agent, and the Borrower shall forthwith pay such amounts to the Agent, together with interest thereon at the rate charged on past-due payments on Base Rate Loans from the date so advanced. The insurance purchased under this provision may, but need not, also protect the Borrower's interest.

                                   ARTICLE VII

                      AFFIRMATIVE COVENANTS OF THE BORROWER

         The Borrower each hereby covenants and agrees that, so long as any Commitment shall be available hereunder or any Loan or other payment Obligation shall remain unpaid or unsatisfied, unless Required Lenders shall otherwise waive compliance in writing:

         SECTION 7.1 RECORDS AND REPORTS. The Borrower shall maintain a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to the Agent and each Lenders:

                  (A) QUARTERLY BORROWER-PREPARED FINANCIAL STATEMENTS. As soon as practicable and in any event, commencing with the Fiscal Quarter ending [June 30, 1998], within forty-five (45) days after the end of each Fiscal Quarter, a consolidated balance sheet of the Borrower, as at the end of such period and the related consolidated (and, to the extent the Borrower has any Subsidiaries, as to statements of income only, consolidating) statements of income, partners' equity and cash flows of the Borrower prepared for such Fiscal Quarter and for such Fiscal Year to date, setting forth in each case, commencing with the Fiscal Quarter ending [June 30, 1999], in comparative form the figures for the corresponding periods of the previous



                                      55.

Fiscal Year, all in reasonable detail and certified by the chief financial officer of the Borrower that they (i) are complete and fairly present the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of its operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of the Borrower and its Subsidiaries that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to the absence of footnotes and changes resulting from audit and normal year-end adjustment;

                  (B) ANNUAL AUDITED FINANCIAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated (and, to the extent the Borrower has any Subsidiaries, consolidating) as at the end of such year and the related consolidated (and, as to statements of income only, consolidating) statements of income, partners' equity and cash flows of the Borrower and prepared for such Fiscal Year, setting forth in each case, in comparative form the figures for the previous year, all in reasonable detail and (i) in the case of such financial statements, accompanied by a report thereon of Arthur Andersen LLP or other independent public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Agent, which report shall not contain an adverse opinion, a disclaimer of opinion or be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the Borrower's records and shall state that such financial statements present fairly the financial position of the Borrower as at the dates indicated and the results of its operations and changes in its financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of such consolidating financial statements, certified by the chief financial officer of the Borrower;

                  (C) ACCOUNTANTS' STATEMENT. Together with each delivery of financial statements of the Borrower pursuant to SECTION 7.1(B), a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the Notes as they relate to accounting matters, (ii) stating whether, in connection with their audit examination, any condition or event which constitutes a Default or an Event of Default as they relate to accounting matters has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination, and (iii) stating that based on their audit examination nothing has come to their attention which causes them to believe that either or both the information contained in the certificates as they relate to accounting matters delivered therewith pursuant to SECTION 7.1(B), is not correct or that the matters set forth in the Compliance Certificates delivered therewith for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

                  (D) COMPLIANCE CERTIFICATE. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, a Compliance Certificate dated as of the last day of such Fiscal Quarter, duly executed by the chief financial officer of the Borrower, with appropriate insertions satisfactory to the Agent, which Compliance Certificate for the fourth



                                      56.

Fiscal Quarter in each Fiscal Year shall also include a certification by the Borrower that, based on the one year harvesting plans and financial forecasts furnished to the Agent pursuant to SECTION 7.1(I) and 7.1(J), the Borrower will be able to comply with its financial covenants set forth in ARTICLE IX during the current Fiscal Year;

                  (E) BORROWING BASE CERTIFICATE. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, a Borrowing Base Certificate dated as of the last day of such Fiscal Quarter, duly executed by the chief financial officer of the Borrower with appropriate insertions satisfactory to the Agent, which Borrowing Base Certificate shall be subject to review and approval by the Lenders' Forestry Consultant;

                  (F) QUARTERLY TIMBER REPORT. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, a certificate duly executed by the chief financial officer of the Borrower, in substantially the form of EXHIBIT I, certifying and setting forth a complete report of all Timber harvesting operations and material Cutting Rights Agreements for such Fiscal Quarter, which report will be in a form reasonably acceptable to the Agent and shall require such information as the Agent shall reasonably require, which information may include the following:

                           (I) a summary of activity, including a breakdown of
harvesting under stumpage agreements and under other types of agreements, under
(A) all outstanding timber cutting contracts or log sale agreements or auctions or sales of logs conducted orally on the Timberlands whereby the Borrower as seller, is or may become obligated to cut, harvest or otherwise remove Timber from the Timberlands and to sell or deliver such Timber to third Persons, and
(B) all Cutting Rights Agreements and Timber Sales Agreements;

                           (II) the total amount of Timber cut since the Closing
Date and during the previous Fiscal Quarter classified (A) by Timberlands parcel, (B) by species and (C) by total volumes removed and acreage disposed of;

                           (III) all sales, exchanges and other dispositions of
acreage or land during the previous Fiscal Quarter;

                           (IV) all proceeds received and revenues generated by
each Timberlands parcel by such cutting, harvesting, sale, exchange or other disposition during the previous Fiscal Quarter and any other receipts from operation of the Timberlands such as wood use fees;

                           (V) a summary of operating costs incurred in each
Timberlands parcel by such cutting, harvesting or removal during the previous Fiscal Quarter; and

                           (VI) a summary of the status of Timber harvesting and
similar permits applied for and received by the Borrower.

                  (G) MERCHANTABLE TIMBER VALUATION REPORTS.

                           (I) As soon as practicable, and in any event within
thirty (30) days after the end of each Fiscal Year, a written valuation ("Merchantable Timber Valuation Report") prepared by an independent timber appraiser of recognized standing, acceptable to the Agent


                                      57.

(which may be the Lenders' Forestry Consultant), as to the value of the Merchantable Timber standing on the Land subject to a Timberlands Mortgage, which Merchantable Timber Valuation Report, if prepared by any Person other than Lenders' Forestry Consultant, shall be subject to the review and approval of Lenders' Forestry Consultant.

                           (II) As soon as practicable and in any event within
forty-five (45) days after the end of each Fiscal quarter, a written report prepared by an independent timber appraiser of recognized standing, acceptable to the Agent, updating the most recently delivered Merchantable Timber Appraisal Report, which update report shall be subject to the review and approval of Lenders' Forestry Consultant.

                  (H) HARVEST PLANS. (i) No later than forty-five (45) days prior to the end of any Fiscal Year, a one (1) year harvesting plan and a harvesting plan through at least April 25, 2004 for the Timberlands owned by the Borrower and (ii) promptly, and in any event within sixty (60) days of the closing of any Acquisition of Timberlands, which harvest plans shall be in form and substance reasonably acceptable to the Agent in consultation with the Lenders' Forestry Consultant;

                  (I) MANAGEMENT LETTER . No later than forty-five (45) days after the end of each Fiscal Quarter, a report prepared by the management of the Borrower as to a discussion and analysis of the Borrower's operations, including harvest activities, market conditions and near term prospects;

                  (J) FINANCIAL FORECASTS. No later than forty-five (45) days prior to the end of any Fiscal Year, a one (1) year (prepared on a quarterly basis) budget and business plan and a budget and business plan for the Fiscal Years remaining through December 31, 2004, each including a pro forma balance sheet and statements of income and cash flows and showing projected operating revenues, expenses and debt service of the Borrower and the volume of harvesting anticipated to be done under stumpage agreements and under other types of agreements;

                  (K) OTHER REPORTS. Promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                  (L) NOTICES. Promptly upon any officer of the Borrower obtaining knowledge (i) of any condition or event which constitutes a Default or an Event of Default under this Agreement, (ii) that any Person has given any notice to the Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 10.1(C), (iii) of the institution of any litigation or investigation (or overthreat to institute) by any Person, including any Governmental Authority involving any alleged (regardless of whether insured) liability of the Borrower equal to or greater than $5,000,000 or any adverse determination in any litigation involving a potential liability of the Borrower equal to or greater than $5,000,000 or
(iv) of any Material Adverse Change, a certificate of a Responsible Person of the Borrower specifying the notice given or action taken by such Person and the nature of such claimed




                                      58.

Default, Event of Default, event or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto;

                  (M) ERISA. With reasonable promptness, notice of the occurrence of any of the following events affecting the Borrower or any ERISA Affiliate (but in no event more than ten (10) days after such event), and a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event:

                           (I) an ERISA Event;

                           (II) a material increase in the Unfunded Pension
Liability of any Pension Plan;

                           (III) the adoption of, or the commencement of
contributions to, any Plan subject to Section 412 of the Code by the Borrower or any ERISA Affiliate;

                           (IV) the adoption of any amendment to a Plan subject
to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

                           (V) a "prohibited transaction" (as defined in Section
406 of ERISA and Section 4975 of the Code) that would result in any material liability to the Borrower or any ERISA Affiliate; or

                           (VI) any challenge by the IRS to the tax
qualification of any Pension Plan under Section 401 or 501 of the Code; and

                  (N) OTHER INFORMATION. With reasonable promptness, such other reports, information and data, including lists of Property and accounts, budgets, agreements with insurers, forecasts, federal, state and foreign tax returns and reports, with respect to the Borrower as from time to time may be reasonably requested by the Agent or any Lender.

         All financial statements of the Borrower to be delivered by the Borrower pursuant to this SECTION 7.1 will be complete and correct and present fairly the financial condition of the Borrower as of the date thereof; will disclose all liabilities of the Borrower that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP (subject, in the case of interim financial statements, to year-end adjustments). The Borrower hereby agrees that each time it submits a financial statement, the Borrower shall be deemed to represent and warrant to the Lenders that such financial statement complies with all of the preceding requirements set forth in this paragraph.

         SECTION 7.2 MAINTENANCE OF RIGHTS AND PROPERTIES. The Borrower shall:

                  (A) MAINTENANCE OF EXISTENCE AND RIGHTS. Maintain and preserve in full force and effect its existence as a limited partnership and all rights, licenses, leases, qualifications, privileges, franchises and other authority adequate for the conduct of its business



                                      59.

except where the lapsing of any of the foregoing could not with reasonable likelihood result in a Material Adverse Change; and

                  (B) MAINTENANCE OF PROPERTIES. Maintain, preserve and protect its properties, assets, equipment and facilities in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements thereto.

         SECTION 7.3 TAXES AND OTHER LIABILITIES. The Borrower shall promptly pay and discharge all Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The Borrower shall promptly notify the Agent of any material challenge, contest or proceeding pending by or against the Borrower before any taxing authority.

         SECTION 7.4 INSPECTION OF BOOKS AND RECORDS. The Borrower shall from time to time during normal business hours and upon reasonable notice (except that if an Event of Default shall have occurred and be continuing, no such notice is required) permit the Agent or any Lender or any of their respective representatives, to visit all of its offices, places of business and any property owned or leased by it to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with the Agent or such Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records or to inspect any of the Borrower's or any of its Subsidiaries' places of business or property. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or such Lender's exercise of its rights pursuant to this SECTION 7.4.

         SECTION 7.5 HARVESTING OF TIMBER. The Borrower shall use commercially reasonable efforts to harvest and sell the Timber on the Timberlands, subject to all of the requirements and conditions of this Agreement and the other Loan Documents consistent with sound forestry management.

         SECTION 7.6 COMPLIANCE WITH LAWS. The Borrower shall exercise due diligence in order to comply with the requirements of all applicable Requirements of Laws, non-compliance with which could with reasonable likelihood result in a Material Adverse Change; provided, however, that the Borrower may appeal or contest any act, regulation, judgment, order, decree or direction in any reasonable manner which shall not, in the opinion of Required Lenders, adversely affect the Lenders' rights hereunder or adversely affect the priority of the Agent's or any Lender's Lien in, on and to any of the Collateral.

         SECTION 7.7 INTEREST RATE PROTECTION. The Borrower shall have in place not later than twenty-five (25) days following the Closing, and maintain for such time as any principal balance of the Loans shall remain outstanding, a Rate Contract capping for a period of not less than forty-eight (48) months the Borrower's interest rate risk during each Fiscal Year on notional amounts



                                      60.

equal to not less than $100,000,000 at an all-in rate of interest less the Applicable Margin not to exceed six and one and one-half percent (6.5%).

         SECTION 7.8 AGREEMENTS. The Borrower shall perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including any leases to which it is a party, where the failure to so perform and enforce could with reasonable likelihood result in a Material Adverse Change. The Borrower shall not terminate or modify any provision of any agreement to which the Borrower is a party with respect to which such termination or modification could with reasonable likelihood result in a Material Adverse Change.

         SECTION 7.9 SUPPLEMENTAL DISCLOSURE. From time to time (in the event that such information is not otherwise delivered by the Borrower to the Agent or the Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, the Borrower shall disclose to the Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by the Borrower under the terms of this Agreement or any of the other Loan Documents or which is necessary to correct any information set forth or described by the Borrower hereunder or thereunder or in connection herewith which has been rendered materially inaccurate thereby.

         SECTION 7.10 FURTHER ASSURANCES. In addition to the obligations and documents which this Agreement expressly requires the Borrower to execute, acknowledge, deliver and perform, the Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to the Agent all documents, and take all actions, that may be reasonably requested by the Agent or the Lenders from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents, to protect and further the validity, priority and enforceability of the Liens created under the Collateral Documents, to subject to the Liens created under the Collateral Documents any Property intended by the terms of any Loan Document to be covered by the Collateral Documents, or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder.

         SECTION 7.11 YEAR 2000. The Borrower shall take all action necessary to assure that the Borrower's computer based systems are able to effectively process dates including dates on and after January 1, 2000. At the request of the Agent or any Lender, the Borrower shall provide the Agent or such Lender with assurance acceptable to the Agent or such Lender, as the case may be, of the Borrower's year 2000 capability.

                                  ARTICLE VIII

                       NEGATIVE COVENANTS OF THE BORROWER

         The Borrower hereby agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other payment Obligation shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         SECTION 8.1 LIMITATION ON LIENS. The Borrower shall not , nor shall it permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien



                                      61.

upon or with respect to any part of their Property, whether now owned or hereafter acquired, other than the following (collectively, the "Permitted Liens"):

                  (A) Liens created under any Loan Document in favor of the Agent or any Lender;

                  (B) Liens created in favor of the Subordinated Bridge Agent securing the Subordinated Bridge Obligations, provided such Liens are subordinated in terms of priority and enforcement on and pursuant to the terms of the Subordination Agreement;

                  (C) the Permitted Title Exceptions;

                  (D) other Liens existing as of the Closing Date disclosed on
ITEM 8.1 of the DISCLOSURE SCHEDULE;

                  (E) Liens securing Indebtedness permitted under SECTION 8.5(F); provided such Liens do not encumber Land subject to a Timberlands Mortgage;

                  (F) Liens for taxes, fees, assessments or other governmental Charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by SECTION 7.3; provided that no notice of lien has been filed or recorded under the Code;

                  (G) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (H) Liens securing Capital Lease Obligations on Property subject to such capital leases; provided that such capital leases are permitted under SECTION 8.8(B);

                  (I) carriers', warehousemen's, mechanics', loggers', landlords', materialmen's, repairmen's or other similar Liens (whether arising by operation of law, contract or otherwise) arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto;

                  (J) access easements, road use rights, utility easements and other similar easements, licenses, servitudes and permits relating to the Land granted to Governmental Authorities and other Persons which do not materially impair the use or worth of the Land;

                  (K) any interest or title of a lessor;

                  (L) any money judgment, writ or warrant of attachment or similar process entered or filed against the Borrower or any of its Subsidiaries if the judgment it secures shall, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed



                                      62.

pending appeal, or shall have been discharged within thirty (30) days after the expiration of such stay;

                  (M) Liens securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money) or statutory obligations, (ii) Contingent Obligations in respect of surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case incurred in the Ordinary Course of Business; provided all such Liens in the aggregate would not (even if enforced) with reasonable likelihood result in a Material Adverse Change; and

                  (N) Liens arising solely by virtue of any contractual or statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution.

         SECTION 8.2 DISPOSITION OF ASSETS. The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property or enter into any agreement to do any of the foregoing, except:

                  (A) Dispositions of Property, including Dispositions of Land or Timber, in each case which are made for not less than fair market value, so long as such Disposition does not (after giving effect to any prepayments made by the Borrower prior to, or concurrently with, such Disposition) create an Over Advance (each a "Permitted Asset Disposition");

                  (B) Dispositions of used, worn-out or surplus equipment in the Ordinary Course of Business;

                  (C) Dispositions of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

                  (D) Leases, entered into in the Ordinary Course of Business, of houses and of other improvements not material to the operation of the Borrower's Business, leases of portions of the Land that are not suitable for Timber production or that are not being use for Timber production as of the date of this Agreement, leases for hunting, fishing or other recreational purposes, and leases for purposes of growing and harvesting crops other than Timber.

         SECTION 8.3 CONSOLIDATIONS AND MERGERS. The Borrower shall not, nor shall it permit any of its Subsidiaries to, merge or consolidate or enter into any similar arrangement with or into, directly or indirectly, whether by operation of law or otherwise, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except (a) a merger of a wholly-owned Subsidiary of the Borrower into the Borrower with the Borrower



                                      63.

being the surviving entity or (b) a merger of a wholly-owned Subsidiary of the Borrower into another wholly-owned Subsidiary of the Borrower.

         SECTION 8.4 ACQUISITIONS; LOANS AND INVESTMENTS. Except as may be permitted by SECTION 8.3 or 8.9, the Borrower shall not, nor shall it permit any of its Subsidiaries to, make any Acquisition or enter into any agreement to make any Acquisition, or make, purchase or acquire any Investment in, any Person or make any advance, loan, extension of credit or capital contribution to any Person, including any Affiliate of the Borrower, or make any commitment with respect to any of the foregoing, except for:

                  (A) the Timberlands Acquisition to be consummated at Closing;

                  (B) Acquisitions of Timberlands located within the United States of America;

                  (C) investments in Cash Equivalents;

                  (D) extensions of credit in the form of Contingent Obligations to the extent expressly permitted by SECTION 8.5;

                  (E) Investments of the net issuance proceeds of new cash equity raised by the Borrower subsequent to the Closing; provided that such net issuance proceeds are invested in the Business;

                  (F) Investments in the form of any Rate Contract entered into with any counterparty pursuant to SECTION 7.7; and

                  (G) Investments set forth on ITEM 8.4 of the DISCLOSURE SCHEDULE.

Notwithstanding anything to the contrary contained in this Agreement, Acquisitions other than the Acquisitions expressly permitted under CLAUSE (B), above, must be approved by all Lenders (rather than Required Lenders); provided that if, as part of an Acquisition of Timberlands that otherwise would be permitted under CLAUSE (B), the Borrower is also acquiring other assets related to and to be used in the Business as to which the portion of the aggregate, all-in purchase price of such Acquisition allocated to such non-Timberlands assets does not exceed both (i) $10,000,000 and (ii) twenty percent (20.0%) of the aggregate, all-in purchase price for such Acquisition, only the approval of Required Lenders shall be required. Without limiting the generality of the foregoing, the exception for Acquisitions of Timberlands under CLAUSE (B), above, is intended to include the acquisition of other ancillary assets related to and to be used in the Business comprising a nonmaterial portion of the aggregate, all-in purchase price for such Acquisition. For purposes of the preceding sentence, "nonmaterial" shall mean having an allocated purchase price of less than both (1) $1,000,000 and (2) five percent (5.0%) of the aggregate, all-in purchase price for such Acquisition.

         SECTION 8.5 LIMITATION ON INDEBTEDNESS. The Borrower shall not, nor shall it permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, including any Contingent Obligation, except:


                                      64.

                  (A) Indebtedness incurred pursuant to this Agreement, the Notes and the other Loan Documents;

                  (B) The Subordinated Bridge Obligations incurred pursuant to the Subordinated Bridge Guaranty, provided that such Subordination Bridge Obligations are subordinated in right of payment and enforcement to the Obligations on and pursuant to the terms set forth in the Subordination Agreement;

                  (C) Indebtedness incurred pursuant to any Rate Contract entered into with any counterparty pursuant to SECTION 7.7;

                  (D) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                  (E) Indebtedness existing on the Closing Date and set forth in
ITEM 8.5 of the DISCLOSURE SCHEDULE;

                  (F) Indebtedness incurred to the seller in connection with the payment of the purchase price of any Acquisition permitted under SECTION 8.4; provided that, (i) during the Bridge Period only, in the event of any such seller-financed Acquisition, the Borrower shall have delivered to the Agent written projections, in form and substance satisfactory to the Agent, demonstrating that the pro forma EBITDDA projected by such seller-financed Acquisition will be sufficient to enable the Borrower to be able to pay the Indebtedness incurred in respect of such seller-financed Acquisitions as and when it becomes due and payable, and (ii) the Borrower shall have delivered to the Agent a certificate of the chief financial officer of the Borrower certifying that as of the date of the closing of such seller-financed Acquisition, on a pro forma basis, taking into account the consummation of such Acquisition and the incurrence of such Indebtedness, that a Default or Event of Default shall not have occurred and be continuing;

                  (G) endorsements for collection or deposit in the Ordinary Course of Business;

                  (H) Indebtedness incurred in connection with capitalized leases and operating leases permitted pursuant to SECTION 8.8; and

                  (I) In addition to the other Indebtedness permitted under this
SECTION 8.5, unsecured Indebtedness in the aggregate principal amount outstanding at any time not to exceed $200,000.

         SECTION 8.6 TRANSACTIONS WITH AFFILIATES. The Borrower shall not, nor shall it permit any of its Subsidiaries to, enter, directly or indirectly, into or be a party to any agreement or transaction (including the purchase, sale, lease or exchange of any Property or the rendering of any services) with any Affiliate of the Borrower, except (a) as set forth on ITEM 8.6 to the DISCLOSURE SCHEDULE; (b) with respect to the raising of new equity for the Borrower, provided that any indebtedness incurred in connection therewith be subordinated to the Obligations on terms and conditions satisfactory to the Agent, and (c) in the Ordinary Course of Business and upon fair and reasonable terms that are approved by the holders of the Borrower's partnership



                                      65.

interests, fully disclosed to the Agent and no less favorable to the Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate of the Borrower.

         SECTION 8.7 USE OF PROCEEDS. The Borrower shall use the Loan proceeds only for the purposes described in SECTION 2.1 and in no event shall use any portion of such proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         SECTION 8.8 LEASE OBLIGATIONS. The Borrower shall not, nor shall it permit any of its Subsidiaries to, create or suffer to exist any obligations for the payment of rent for any Property under lease or agreement to lease, except for:

                  (A) operating leases entered into by the Borrower or any such Subsidiary after the Closing Date in the Ordinary Course of Business; and

                  (B) capital leases entered into by the Borrower or any such Subsidiary after the Closing Date to finance the acquisition of equipment; provided that the aggregate annual rental payments for all such Capital Lease Obligations shall not exceed $200,000 in any Fiscal Year. Once a budget for the Fiscal Years through December 31, 2004 has been reviewed and approved by the Agent, in its discretion (the "Initial Budget"), the annual maximum cap on Capital Lease Obligations shall be adjusted to conform to the Initial Budget.

         SECTION 8.9 CAPITAL EXPENDITURES. The Borrower shall not, nor shall it permit any of its Subsidiaries to, make or commit to make in the aggregate Capital Expenditures during any Fiscal Year in excess of $500,000. In addition, the unutilized permitted Capital Expenditures from any Fiscal Year may be carried forward into the next succeeding Fiscal Year. Once the Initial Budget has been reviewed and approved by the Agent, in its discretion, the annual maximum cap on Capital Expenditures shall be adjusted to conform to the Initial Budget.

         SECTION 8.10 RESTRICTED DISTRIBUTIONS. The Borrower shall not, nor shall it suffer or permit any of its Subsidiaries (other than a wholly-owned Subsidiary of the Borrower) to, declare or make any distribution or payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any partnership interest or other equity interest in such Person or purchase, redeem or otherwise acquire for value any partnership interest or other equity interest in such Person or any warrants, rights or options to acquire such partnership interests or other equity interests, now or hereafter outstanding; provided, that, and subject expressly to the following terms and conditions:

                  (A) In the event and for so long as any Subordinated Bridge Obligation remains outstanding in respect of the original principal amount of the Subordinated Bridge Loan and any accrued and unpaid interest thereon,

                           (I) the Borrower shall be permitted to declare and
make distributions to Strategic Timber Trust at the times and in the amounts necessary to pay, on a timely basis,



                                      66.

accrued interest on the principal amount of the Subordinated Bridge Loan which has become due and payable according to the terms of the Subordinated Bridge Loan Agreement (the "Permitted Interest Distributions"), subject to the following conditions: (1) the Lenders (or the Agent on behalf of the Lenders) shall not previously have delivered to the Borrower an Acceleration Notice, a Payment Default Blockage Notice or an Other Default Blockage Notice (as each such term is defined in the Subordination Agreement) which continues in effect and (2) if requested by the Agent, prior to declaring and making any such Permitted Interest Distribution, the Borrower shall have delivered to the Agent a copy of the statement of the Subordinated Bridge Lenders (or the Subordinated Bridge Agent on behalf of the Subordinated Bridge Lenders) as to the amount of the accrued interest then due and payable;

                           (II) the Borrower shall be permitted to declare and
make distributions to LTP in respect of income taxes actually payable by LTP (or by the members of LTP) in respect of and attributable to the Borrower calculated at and based on the federal and state statutory rates applicable to type of taxable income (the "Permitted LTP Tax Distributions"), subject to the following conditions: (1) Permitted LTP Tax Distributions may not be made more frequently than one per Fiscal Quarter (commencing with the Fiscal Quarter ending September
1998) on a date reasonably close to the April 15, June 15, September 15 and January 15 dates for the payment of estimated income taxes and (2) the aggregate amount of all such Permitted LTP Tax Distributions shall not exceed $1,000,000; and

                           (III) the Borrower shall further be permitted to
declare and make distributions to the holders of the partnership interests in the Borrower, in accordance with the terms of the Borrower Partnership Agreement (the "Permitted Distributions"), subject to the following conditions: (1) Permitted Distributions shall not be payable any more frequently than once per Fiscal Quarter commencing in the Borrower's Fiscal Quarter ending September 1998 (each such payment date being a "Permitted Distribution Payment Date") and (2) no Permitted Distribution shall be made in respect of a Fiscal Quarter unless both (A) the Agent shall have received not less than five (5) Business Days prior to the making of such Permitted Distribution each of the Borrowing Base Certificate, the Borrowing Base certification and the Compliance Certificate (together with the accompanying company-prepared financial statements for such Fiscal Quarter) to be delivered for such Fiscal Quarter pursuant to SECTIONS 7.1(D), 7.1(E) and 7.1(F) and (B) the Lenders (or the Agent on behalf of the Lenders) shall not previously have delivered to the Borrower an Acceleration Notice, a Payment Default Blockage Notice or an Other Default Blockage Notice ) which continues in effect.

                  (B) In the event that the original principal amount of the Subordinated Bridge Loan and all accrued interest thereon shall have been repaid or otherwise satisfied in full, the Borrower shall be permitted to declare and make Permitted Distributions on the following terms and subject to the following conditions: (1) Permitted Distributions shall not be payable any more frequently than once per Fiscal Quarter and (2) no Permitted Distribution shall be made in respect of a Fiscal Quarter unless both (A) the Agent shall have received not less than five (5) Business Days prior to the making of such Permitted Distribution each of the Borrowing Base Certificate, the Borrowing Base certification and the Compliance Certificate (together with the accompanying company-prepared financial statements for such Fiscal Quarter) and (B) no Default or Event of Default shall then exist or result from the making of such Permitted Distribution.


                                      67.

         SECTION 8.11 MODIFICATION OF CERTAIN AGREEMENTS. The Borrower shall not, without the prior written approval of Required Lenders, such approval to be given in Required Lenders' sole and absolute discretion, (a) amend, supplement, modify or waive compliance with or consent to any amendment, supplement or other modification of or waiver of compliance with any of the terms or provisions contained in, or applicable to (i) the Subordinated Bridge Loan Agreement, the Subordinated Bridge Guaranty or any mortgage, security agreement or other collateral document delivered by or on behalf of the Borrower creating a Lien on Property of the Borrower securing the Subordinated Loan Obligations or (ii) the Borrower Partnership Agreement or any other material organizational documents of the Borrower, except that Required Lenders' prior approval shall not be required for any amendment, supplement, modification or waiver which does not, either individually or in the aggregate with other amendments, supplements, modifications or waivers, in any material way adversely affect the Borrower's ability to pay and perform the Obligations or the Agent's or any Lender's rights or remedies under any of the Loan Documents, provided that the foregoing exception is subject to the condition precedent that the Borrower shall have provided the Agent with a written copy of the proposed amendment, supplement, modification or waiver at least three (3) Business Days prior to its execution by the Borrower or, if it is not to be executed by the Borrower, its becoming effective.

         SECTION 8.12 MAINTENANCE OF BUSINESS. The Borrower shall not engage in any business other than the Business and other activities normally associated with the operation of the Business.

         SECTION 8.13 ERISA. The Borrower shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a "prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change; liability of the Borrower; (b) engage in a transaction that could be subject to
Section 4069 or 4212(c) of ERISA; or (c) incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless the Borrower shall notify the Agent in writing that it intends to incur such obligation.

         SECTION 8.14 NO USE OF ANY LENDER'S NAME. The Borrower shall not use or authorize any other Person to use any Lender's name or marks in any press releases, signage, publication or other publicity or medium, including any prospectus (but excluding any necessary or appropriate filings or submissions to Governmental Authorities, including the filing of this Agreement with the SEC solely as an exhibit evidencing an existing material agreement of the Borrower), without the Agent's or such Lender's advance written authorization.

         SECTION 8.15 ACCOUNTING CHANGES. The Borrower shall not change its Fiscal Year or make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.



                                      68.

                                   ARTICLE IX

                       FINANCIAL COVENANTS OF THE BORROWER

         The Borrower covenants and agrees that so long as any Loans shall be outstanding hereunder or any Commitment shall be available hereunder, unless Required Lenders shall otherwise consent in writing, the Borrower shall perform all of the following financial covenants. In connection with performance of the Borrower's obligations under this ARTICLE IX, the Borrower agrees and understands that all covenants under this ARTICLE IX shall be subject to quarterly compliance (as measured as of the last day of each Fiscal Quarter), in each case reviewed by the Lenders based on the respective Fiscal Quarter's financial statements delivered to the Agent and the Lenders by the Borrower pursuant to SECTION 7.1(A); provided that (a) the calculation of the minimum Interest Coverage Ratio set forth in SECTION 9.1 shall commence with and for the Fiscal Quarter ended June 30, 1999, (b) the calculation of the maximum Leverage Ratio set forth in SECTION 9.2 shall commence with and for the Fiscal Quarter which is the later of (i) the Fiscal Quarter immediately following the end of the Bridge Period or (ii) the Fiscal Quarter ending June 30, 1999, (c) for purposes of calculating the Interest Coverage Ratio for the Fiscal Quarter ending (1) June 30, 1999 only, EBITDDA and Net Interest Expense will be calculated for that Fiscal Quarter, (2) September 30, 1999 only, EBITDDA and Net Interest Expense will be calculated for that Fiscal Quarter and the immediately preceding Fiscal Quarter and (3) December 31, 1999 only, EBITDDA and Net Interest Expense will be calculated for that Fiscal Quarter and the two (2) immediately preceding Fiscal Quarters, (d) for purposes of calculating the Leverage Ratio for the Fiscal Quarter ending (A) June 30, 1999 only, EBITDDA will be annualized by multiplying EBITDDA calculated for that Fiscal Quarter by four (4), (B) September 30, 1999 only, EBITDDA will be annualized by multiplying EBITDDA calculated for that Fiscal Quarter and the immediately preceding Fiscal Quarter by two (2) and (C) December 31, 1999 only, EBITDDA will be annualized by multiplying EBITDDA calculated for that Fiscal Quarter and the immediately preceding two (2) Fiscal Quarters by four-thirds (4/3) and (e) for purposes of calculating the Leverage Ratio, there shall be included in the calculations of EBITDDA for each of the applicable Fiscal Quarters, a pro forma adjustment equal to an amount equal to the lesser of (x) three and three-tenths percent (3.3%) of the purchase price actually paid for any Acquisition of Timberlands in such Fiscal Year permitted by SECTION 8.4, or (y) an amount approved by the Agent, in consultation with the Lenders' Forestry Consultant, equal to the EBITDDA expected to be generated by such Acquisition during the next succeeding four (4) Fiscal Quarters (provided that actual results will replace such pro forma adjustments as they become available).

         SECTION 9.1 MINIMUM INTEREST COVERAGE RATIO. The Borrower shall not permit the Interest Coverage Ratio, as measured as of the last day of each Fiscal Quarter, to be less than the following:

                                                                   Minimum Interest
                     Fiscal Quarters                                Coverage Ratio
                     ---------------                                --------------
April 1, 1999    -  June 30, 1999                                    1.00 to 1.00
July 1, 1999     -  September 30, 1999                               1.00 to 1.00
October 1, 1999  -  December 31, 1999                                1.50 to 1.00


                                      69.

                                                                   Minimum Interest
                     Fiscal Quarters                                Coverage Ratio
                     ---------------                                --------------
January 1, 2000  -  March 31, 2000                                   1.75 to 1.00
April 1, 2000    -  June 30, 2000                                    2.00 to 1.00
July 1, 2000     -  September 30, 2000                               2.25 to 1.00
October 1, 2000 and thereafter                                       2.50 to 1.00


         SECTION 9.2 MAXIMUM LEVERAGE RATIO. The Borrower shall not permit the Leverage Ratio, as measured as of the last day of each Fiscal Quarter, to be greater than the following:

                                                                   Maximum Leverage
                      Fiscal Quarters                                   Ratio
                      ---------------                                   -----
April 1, 1999    -  June 30, 1999                                    6.00 to 1.00
July 1, 1999     -  September 30, 1999                               5.50 to 1.00
October 1, 1999  -  December 31, 1999                                5.00 to 1.00
January 1, 2000 and thereafter                                       4.50 to 1.00

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default:

                  (A) INSTALLMENTS OF PRINCIPAL. The Borrower shall fail to pay any scheduled installment of principal under this Agreement or any of the Notes on the date such installment shall become due and payable; or

                  (B) OTHER PAYMENTS. The Borrower shall fail to pay any installment of interest on any Loan or fail to pay any of the other Obligations of the Borrower to the Lenders or the Agent arising under this Agreement, the Notes or any of the other Loan Documents on the date as the same shall become due and payable, whether by acceleration or otherwise, and such failure shall not have been cured within three (3) Business Days thereafter; or

                  (C) CROSS DEFAULTS. The Borrower (i) shall fail to make any payment in respect of any Indebtedness (including the Subordinated Bridge Loan) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $3,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fail to perform or observe any other material condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or



                                      70.

beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (or any Contingent Obligation to become payable or cash collateral in respect thereof to be demanded); or

                  (D) REPRESENTATIONS AND WARRANTIES OF THE BORROWER. Any representation or warranty made by or on behalf of the Borrower in this Agreement or in any other Loan Document or any statement or certificate at any time given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false, misleading or incomplete in any material respect when made; or

                  (E) SPECIFIC DEFAULTS. The Borrower shall fail or neglect to perform, keep or observe any term, covenant or agreement contained in ARTICLE VIII or ARTICLE IX; or

                  (F) OTHER DEFAULTS. Subject to SECTIONS 10.1(A), (B) and (E), the Borrower shall fail or neglects to perform, keep or observe any other term, covenant, provision or agreement contained in this Agreement or in any of the other Loan Documents or any other document or agreement executed by the Borrower in connection herewith or therewith and the same has not been cured to Required Lenders' satisfaction within ten (10) calendar days after the Borrower shall become aware thereof, whether by written notice from the Agent or any Lender or otherwise, or should reasonably have been aware thereof; provided, that if such Default is not reasonably susceptible to cure within ten (10) days, then the Borrower shall have such additional time as it reasonably takes to effect such cure, but in no event longer than thirty (30) days from the occurrence of such Default, so long as the Borrower promptly commences and diligently pursues such cure; or

                  (G) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Borrower or any of its respective Subsidiaries (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as permitted under SECTION 8.3, voluntarily liquidates, dissolves or ceases to conduct its business in the ordinary course;
(iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                  (H) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower or any of its respective Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's or any such Subsidiary's Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Borrower or any such Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Borrower or any such Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or



                                      71.

                  (I) MATERIAL ADVERSE CHANGE. A Material Adverse Change shall have occurred; or

                  (J) MONETARY JUDGMENTS. One or more final (non-interlocutory) judgments, orders or decrees shall be entered against the Borrower involving in the aggregate a liability (not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, in excess of $5,000,000 and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or

                  (K) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree shall be rendered against the Borrower which does or would reasonably be expected to result in a Material Adverse Change, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (L) COLLATERAL. Any of the Loan Documents shall for any reason other than the satisfaction in full of the Obligations thereunder cease to be, or be asserted by the Borrower not to be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, or any of the Liens purported to be created by any of the Collateral Documents with respect to any of the Collateral shall for any reason, other than the satisfaction in full of the Obligations thereunder, cease to be, or be asserted by the Borrower not to be, a first priority, validly perfected Lien (subject to the Permitted Title Exceptions); or

                  (M) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $5,000,000; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000; or

                  (N) CHANGE IN KEY INVESTORS. Any Change in Key Investors shall have occurred; or

                  (O) CHANGE IN MANAGEMENT. Any Change in Key Management shall have occurred

         SECTION 10.2 WAIVER OF DEFAULT. Any Event of Default may be waived only with the written consent of Required Lenders; except that an Event of Default under any of SECTIONS 10.1(A), 10.1(B), 10.1(G) or 10.1(H) may only be waived with the written consent of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

         SECTION 10.3 REMEDIES. Upon the occurrence and during the continuance of any Default or Event of Default, the Lenders shall have no obligation to advance money or extend



                                      72.

any additional credit to or for the benefit of the Borrower, whether in the form of Loans or otherwise. In addition, upon the occurrence and during the continuance of an Event of Default, the Lenders or the Agent, on behalf and for the ratable benefit of the Lenders, may, at the option of Required Lenders, do any one or more of the following, all of which are hereby authorized by the
Borrower:

                  (A) Make advances of Loans after the occurrence of any Event of Default, without thereby waiving their right to demand payment of the Obligations under this Agreement, the Notes or any of the other Loan Documents, or any other rights or remedies described in this Agreement, and without liability to make any other or further advances, notwithstanding the Agent's or any Lender's previous exercise of any such rights and remedies;

                  (B) Declare all or any of the Obligations of the Borrower under this Agreement, the Notes, the other Loan Documents and any other instrument executed by the Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under SECTIONS 10.1(G) or (H), then all of the Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by the Lenders or the Agent; provided, further, that the declaration to accelerate the Obligations may be rescinded upon the written election of Required Lenders;

                  (C) Terminate this Agreement (and the Commitments of the Lenders set forth herein) as to any future liability or obligation of the Lenders, but without affecting the Lenders' rights in and to Liens in and on the Collateral; and

                  (D) Exercise, in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Collateral Documents and other Loan Documents or otherwise available at law or in equity.

         SECTION 10.4 SET-OFF.

                  (A) RIGHTS OF SET-OFF. Regardless of the adequacy of any Collateral but subject to SECTION 10.4(B), during the continuance of an Event of Default, any deposits or other sums credited by or due from any Lender to the Borrower may be set-off against the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Lenders.

                  (B) THE AGENT'S CONSENT TO SET-OFF REQUIRED. Each Lender agrees that it shall not, and that it shall not attempt to, exercise any right of set-off, banker's lien or similar remedy against any of the Property of the Borrower without the prior written consent of the Agent.

         SECTION 10.5 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall receive from the Borrower or any other source whatsoever on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, bankers' lien, counterclaim, cross-action, enforcement of any claim evidenced by this Agreement or any of the other Loan Documents or by proof thereof in any case under the



                                      73.

Bankruptcy Code or similar proceeding or otherwise) which is in excess of its respective Commitment Percentage of payments on account of the Loans obtained by all the Lenders with respect to such Loans, such Lender shall forthwith (a) notify the Agent of such fact and (b) make such dispositions and arrangements with each other Lender with respect to such excess, either by way of distribution until the amount of such excess has been exhausted, assignment of claims, subrogation or otherwise, as shall result in each such Lender receiving in respect of the amounts due such Lender, under this Agreement its ratable share of such payments; provided, however, that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         SECTION 10.6 RIGHTS AND REMEDIES CUMULATIVE. The Lenders' and the Agent's rights and remedies under this Agreement shall be cumulative. The Lenders and the Agent shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by any Lender or the Agent of one right or remedy shall be deemed an election. No delay by any Lender or the Agent shall constitute a waiver, election or acquiescence by such party.

                                   ARTICLE XI

                                    THE AGENT

         SECTION 11.1 APPOINTMENT AND AUTHORIZATION. Each Lender hereby irrevocably appoints, designates and authorizes ABN AMRO as and to be the Agent of such Lender under this Agreement and under each of the other Loan Documents and each Lender irrevocably authorizes ABN AMRO as the Agent for such Lender to take such action on its behalf under and subject to the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent in such respective capacities.

         SECTION 11.2 DELEGATION OF DUTIES. The Agent may execute any of their respective duties under this Agreement or any other Loan Document by or through agents, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION 11.3 EXCULPATORY PROVISIONS. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Affiliate of the Borrower or



                                      74.
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any of their respective Affiliates or any officer thereof, contained in this
Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of its Affiliates.

         SECTION 11.4 RELIANCE BY THE AGENT.

                  (A) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by any of them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a completed and fully executed Assignment and Acceptance shall have been delivered to the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders, as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (except those incurred solely as a result of the Agent's, as the case may be, gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes or any of the other Loan Document in accordance with a request or consent of the Required Lenders or all Lenders, as may be required, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders and all future holders of the Notes.

                  (B) For purposes of determining compliance with the conditions precedent specified in Article IV, each Lender that has executed this Agreement or shall hereafter execute and deliver an Assignment and Acceptance in accordance with SECTION 12.11(A) shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         SECTION 11.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except, as to the Agent only, with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent on behalf and for the benefit of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required



                                      75.

Lenders or all Lenders, as appropriate; provided, however, that unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem in the best interest of the Lenders or as the Agent shall believe necessary to protect the Lenders' interests in the Collateral.

         SECTION 11.6 CREDIT DECISION. Each Lender expressly acknowledges that none of the Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrower under and pursuant to this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates, which may come into the possession of any Agent-Related Person.

         SECTION 11.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby shall be consummated, the Lenders agree to and shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower or any guarantor of the Obligations and without limiting the obligation of such Person to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including Attorneys Costs), expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the related Agent) be imposed on, incurred by or asserted against any such Person in such capacity, but not as Lenders, in any way relating to or arising out of this Agreement, any of the other Loan Documents or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or other out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement



                                      76.

(whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that such Person is not reimbursed for such expenses by or on behalf of the Borrower. Without limiting the generality of the foregoing, if the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this SECTION 11.7, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders in this SECTION 11.7 shall survive the payment of all Obligations.

         SECTION 11.8 THE AGENT IN INDIVIDUAL CAPACITY. ABN AMRO and its Affiliates and its successors as the Agent, may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower and its Affiliates as though ABN AMRO (or such successors) were not the Agent hereunder and under the other Loan Documents and without notice to or consent of the Lenders. With respect to its Loans, ABN AMRO shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent and the terms "Lender" and "Lenders" shall include ABN AMRO in its individual capacity.

         SECTION 11.9 SUCCESSOR AGENT. The Agent may resign as Agent upon thirty
(30) days' notice to the Lenders and Required Lenders may at any time remove the Agent. The Agent shall be removed or shall resign as the Agent under this Agreement and the other Loan Documents, the Required Lenders shall appoint from among the Lenders a successor Agent for the Lenders, which successor agent, shall be approved by the Borrower (which consent shall not be unreasonably withheld or delayed), whereupon such successor agent, shall succeed to the rights, powers and duties of the Agent, as the case may be, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's removal or resignation as Agent, the provisions of this SECTION 11.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Agent, as the case may be, under this Agreement and the other Loan Documents. Further, if any Agent no longer has any Loans or Commitments hereunder, such Agent shall immediately resign and shall be replaced, and have the benefits, as set forth in this SECTION 11.9.

         SECTION 11.10 COLLATERAL MATTERS.

                  (A) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and



                                      77.

maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

                  (B) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any Disposition permitted under SECTION 8.2;
(iii) constituting property leased under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire, and which has not been, and is not intended to be, renewed or extended;
(iv) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (v) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in SECTION 12.1(F). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this SECTION 11.11(B). Required Lenders may also deliver written directions to the Agent not to take any specific action permitted by this SECTION 11.11(B) and, following receipt of such notice, but subject to the other terms of this ARTICLE XI, the Agent shall cease from taking such action.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1 AMENDMENTS AND WAIVERS. No amendment, modification or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by Required Lenders and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and acknowledged by the Agent, do any of the following:

                  (A) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to SECTION 10.3) or subject any Lender to any additional obligations;

                  (B) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any Loan Document (including in respect of any Mandatory Prepayment);

                  (C) reduce the principal of, or the rate of interest specified herein on any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

                  (D) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;


                                      78.

                  (E) amend SECTION 8.4 or this SECTION 12.1;

                  (F) release all or any substantial part of the Collateral, except as otherwise may be provided in the Collateral Documents or except where the consent of the Required Lenders only is specifically provided for;

and, provided further that no amendment, modification, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the corresponding rights or duties of the Agent under this Agreement or any other Loan Document.

         SECTION 12.2 NOTICES.

                  (A) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof; or, as directed to the Borrower or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent.

                  (B) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next day) delivery, or transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to
ARTICLE II or ARTICLE XI shall not be effective until actually received by the Agent.

                  (C) The Borrower and the Lenders acknowledge and agree that any agreement of the parties to receive certain notices by telephone and facsimile is for their mutual benefit and convenience. Any party shall be entitled to rely on the authority of any Person purporting to be a Person authorized by any other party to give such notice and the party relying on such authorization shall not have any liability to any other Person on account of any action taken or not taken by such party in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent of a confirmation which is at variance with the terms understood by the Agent to be contained in the telephonic or facsimile notice.

         SECTION 12.3 NO WAIVER BY AGENT OR THE LENDERS. No failure or delay on the part of any Lender or the Agent, in the exercise of any power, right or privilege under this Agreement, the Notes or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.


                                      79.

         SECTION 12.4 ENTIRE AGREEMENT; CONSTRUCTION.

                  (A) This Agreement, the Notes and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among the Borrower, the Lenders and the Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                  (B) This Agreement is the result of negotiations between and has been reviewed by each of the Borrower and the Lenders executing this Agreement as of the Closing Date, the Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against the Borrower, the Lenders or the Agent. The Borrower, the Lenders and the Agent each severally agrees that it intends the literal words of this Agreement and the other Loan Documents and that no parole evidence shall be necessary or appropriate to establish Borrower's, any Lender's or the Agent's actual intentions.

         SECTION 12.5 INDEMNIFICATION. To the fullest extent permitted by law, the Borrower agrees to protect, indemnify, defend and hold harmless each Lender and the Agent, and each of their respective directors, officers, employees and agents and any Person who controls any of them within the meaning of the federal, state and foreign securities laws (each an "Indemnitee") from and against any liabilities, losses, obligations, damages, penalties, expenses or costs of any kind or nature and from any suits, judgments, claims or demands (including in respect of or for Attorney Costs and other reasonable fees and other disbursements of counsel for and consultants of such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) based on any federal, state, local or foreign law or other statutory regulation, including securities, environmental and commercial law or other statutory regulation, which arises under common law or at equitable cause or on contract or otherwise on account of or in connection with any matter or thing or any action or failure to act by Indemnitees, or any of them, arising out of or relating to the Loan Documents or any agreement or instrument executed pursuant to the Loan Documents, except to the extent such liability arises from the willful misconduct or gross negligence of any of the Indemnitees (collectively, the "Indemnified Matters"). Upon receiving knowledge of any suit, claim or demand asserted by any Person that any Lender or the Agent believes is covered by this indemnity, such Lender or the Agent, as the case may be, shall give the Borrower notice of the matter and an opportunity to defend it, at the Borrower's sole cost and expense, with legal counsel of the Borrower's choice, which legal counsel shall be reasonably satisfactory to the Agent and each affected Lender. The Agent and each affected Lender may also require the Borrower to defend the matter. The obligations of the Borrower under this SECTION 12.5 shall survive the payment and performance of the Obligations and the termination of this Agreement. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this SECTION 12.5 may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

         SECTION 12.6 COSTS AND EXPENSES. The Borrower shall, whether or not the transactions contemplated hereby shall be consummated:


                                      80.

                  (A) subject to SECTION 4.1(EE), pay or reimburse ABN AMRO within thirty (30) days after demand for all reasonable costs and expenses incurred by ABN AMRO (including in its capacity as the Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other documents prepared in connection herewith (including any commitment letter and related documents preceding this Agreement) or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by ABN AMRO (including in its capacity as the Agent) with respect hereto and thereto;

                  (B) pay or reimburse the Agent and, following the occurrence of an Event of Default, each Lender within thirty (30) days after demand for all costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs incurred by the Agent, and any Lender; and

                  (C) pay or reimburse ABN AMRO (including in its capacity as the Agent) within thirty (30) days after demand for all reasonable audit, appraisal, appraisal review, environmental inspection and review, search and filing, registration and recording and other similar costs, fees and expenses, including the fees and expertise of Lenders' Forestry Consultant, incurred or sustained by ABN AMRO (including in its capacity as the Agent) in connection with the matters referred to under clauses (A) and (B) of this SECTION 12.6.

         SECTION 12.7 RELIANCE BY THE LENDERS. All covenants, agreements, representations and warranties made herein by the Borrower shall, notwithstanding any investigation by the Lenders or the Agent be deemed to be material to and to have been relied upon by the Lenders and the Agent.

         SECTION 12.8 MARSHALLING; PAYMENTS SET ASIDE. Neither the Lenders nor the Agent, as the holder of any Lien as security for the Obligations, shall be under any obligation to marshal any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that (a) the Borrower makes a payment or payments to the Lenders or the Agent, or (b) the Lenders or the Agent, on behalf and for the benefit of itself and the Lenders, enforces its or their Liens or exercises its or their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under the Bankruptcy Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         SECTION 12.9 NO SET-OFFS BY THE BORROWER. All sums payable by the Borrower pursuant to this Agreement, the Notes or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.


                                      81.

         SECTION 12.10 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

         SECTION 12.11 ASSIGNMENTS, PARTICIPATIONS, ETC.

                  (A) Any Lender may, with the written consent of the Borrower (at all times other than during the existence of an Event of Default in which event the Borrower's consent shall not be required) and the Agent (and written notice to each other Lender), which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower or the Agent shall be required in connection with any assignment and delegation by any Lender to a Lender Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of [$5,000,000]; provided, however, that (i) the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of EXHIBIT G ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (C) the assignor Lender or Assignee has paid to the Agent a processing fee of $3,500; provided that no processing fee shall be charged for any assignment to a Lender or a Lender Affiliate, and further provided that the Borrower shall not pay any fees or costs in connection with such assignment.

                  (B) From and after the date that the Agent notifies the assigning Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                  (C) Within five (5) Business Days after its receipt of notice from the Agent that the Agent has received an executed Assignment and Acceptance and payment of the processing fee, the Borrower shall execute and deliver to the Agent new Notes on the same terms and conditions as the original Notes evidencing such Assignee's assigned Loans and Commitments and, if the assignor Lender has retained a portion of its Loans and its Commitments, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.


                                      82.

                  (D) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrower and the Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Documents, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in clauses (A), (C) and (D) of the first proviso to
SECTION 12.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 3.1, 3.3, 3.6, 12.1 (but solely with respect to those matters set forth in clauses (A), (C) and (D) thereof requiring the consent of all Lenders), and 12.5 as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interests were owing directly to it as a Lender under this Agreement.

                  (E) Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by the Borrower and provided to it by the Borrower, or by the Agent on the Borrower's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and (D) to such Lender's independent auditors and other professional advisors, provided that such auditors and professional advisors shall be required to similarly protect the confidentiality of such information. Notwithstanding the foregoing, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Lender's possession concerning the Borrower which has been delivered to the Agent or the Lenders pursuant to this Agreement or which has been delivered to the Agent or the Lenders by or on behalf of the Borrower in connection with the Lenders' credit evaluation of the Borrower prior to entering into this Agreement; provided that, unless otherwise agreed by the Borrower, such Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of the Lenders hereunder.


                                      83.

                  (F) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans or Notes made by the Borrower to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect to such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

         SECTION 12.12 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 12.13 SEVERABILITY. Whenever possible, each provision of this Agreement, the Notes and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 12.14 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of its Domestic Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         SECTION 12.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Agent and their permitted successors and assigns, and except as otherwise expressly provided in this Agreement, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

         SECTION 12.16 RELATIONSHIP OF PARTIES. The relationship between the Borrower, on the one hand, and the Lenders and the Agent, on the other, is, and at all times shall remain solely that of a borrower and lenders. Neither any Lender nor the Agent shall under any circumstances be construed to be partners or joint venturers of the Borrower or any of its Affiliates; nor shall any Lenders nor the Agent under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with the Borrower or any of its Affiliates, or to owe any fiduciary duty to the Borrower or any of its Affiliates. Neither the Lenders nor the Agent undertake or assume any responsibility or duty to the Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by the Agent or any Lender or the operations of the Borrower or any of its Affiliates. The Borrower and each




                                      84.

of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender or the Agent in connection with such matters is solely for the protection of the Lender and the Agent and neither the Borrower nor any of its Affiliates is entitled to rely thereon.

         SECTION 12.17 TIME. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

         SECTION 12.18 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         SECTION 12.19 JOINDER TO SUBORDINATION AGREEMENT. Each Lender agrees that in becoming a Lender hereunder it is joined as a party to and bound for all purposes by the terms of the Subordination Agreement applicable to the Senior Lenders (as defined therein).

         SECTION 12.20 EQUITABLE RELIEF. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, the Notes or any of the other Loan Documents, any remedy at law may prove to be inadequate relief to the Lenders or the Agent; therefore, the Borrower agrees that the Lenders or the Agent, if the Lenders or the Agent so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 12.21 NOTICE OF CLAIMS; CLAIMS BAR. THE BORROWER HEREBY AGREES THAT IT SHALL GIVE PROMPT NOTICE AFTER BECOMING AWARE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR THE AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS (OR THE COLLATERAL THEREFOR) CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR THE AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH NOTICE TO THE AGENT PRIOR TO THE FIRST ANNIVERSARY OF HAVING BECOME AWARE OF ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

         SECTION 12.22 WAIVER OF PUNITIVE DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE BORROWER HEREBY AGREES THAT IT SHALL NOT SEEK FROM THE LENDERS OR THE AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

         SECTION 12.23 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE



                                      85.

OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         SECTION 12.24 SERVICE OF PROCESS. SERVICE OF PROCESS ON THE BORROWER OR THE AGENT OR THE LENDERS IN ANY ACTION SUBJECT TO THIS SECTION 12.24 SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED ON THE SIGNATURE PAGES HERETO UNLESS PRIOR WRITTEN NOTICE OF ANY CHANGES THEREOF HAS BEEN PREVIOUSLY DELIVERED.

         SECTION 12.25 WAIVER OF JURY TRIAL. THE BORROWER, EACH LENDER AND THE AGENT, HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OF THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS

         SECTION 12.26 SUBMISSION TO JURISDICTION.

                  (A) EXCEPT AS SET FORTH IN SECTION 12.26(B), THE BORROWER, EACH LENDER AND THE AGENT, AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM, INCLUDING COURSE OF DEALING, COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, ANY LENDER OR THE AGENT, IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY DOCUMENTS RELATED THERETO, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER, EACH OF THE LENDERS AND THE AGENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVE IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (B) THE BORROWER AGREES THAT THE AGENT AND EACH LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ANY COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE AGENT OR ANY LENDER TO REALIZE ON ANY COLLATERAL OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT OR ANY LENDER. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT OR ANY LENDER TO REALIZE ON ANY COLLATERAL OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT OR ANY LENDER. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SECTION 12.26(B), INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT,



                                      86.

ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR THE COLLATERAL OR OTHER PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS

               (C) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE FOREGOING COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICE DESIGNATED IN ACCORDANCE WITH SECTION 12.2, SUCH SERVICE TO BECOME EFFECTIVE FOUR (4) DAYS AFTER SUCH MAILING.


                                      87.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


BORROWER                            STRATEGIC TIMBER PARTNERS, LP
                                    a Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, a general partner


                                    By:  /s/  Joseph E. Rendini
                                       -----------------------------------------
                                    Printed Name:   Joseph E. Rendini
                                    Title:  Vice President, Secretary
                                             and General Counsel

                                    Notices to be sent to:

                                    Strategic Timber Partners, L.P.
                                    5 North Pleasant Street
                                    New London, New Hampshire 03527
                                    Attention: Thomas P. Broom
                                    Telephone: (603) 526-7800
                                    Facsimile: (603) 526-7811

LENDERS                             ABN AMRO BANK N.V.


                                      /s/  Leif H. Olsson
                                    --------------------------------------------
                                    Leif H. Olsson,
                                    Senior Vice President


                                      /s/  David McGinnis
                                    --------------------------------------------
                                    David McGinnis,
                                    Vice President


                                    Domestic Lending Office

                                    ABN AMRO Bank N.V.
                                    One Union Square
                                    600 University Street, Suite 2323
                                    Seattle, WA  98101-2070
                                    Attention: Operations
                                    Telephone: 206/654-0368
                                    Facsimile: 206/682-5641



                                      88.

                                    Notices to be sent to:

                                    ABN AMRO Bank N.V.
                                    One Union Square
                                    600 University Street, Suite 2323
                                    Seattle, WA  98101-2070
                                    Attention: David McGinnis, Vice President
                                    Telephone: 206/587-0342
                                    Facsimile: 206/682-5641

AGENT                               ABN AMRO BANK N.V.


                                      /s/  Leif H. Olsson
                                    --------------------------------------------
                                    Leif H. Olsson,
                                    Senior Vice President


                                      /s/  David McGinnis
                                    --------------------------------------------
                                    David McGinnis,
                                    Vice President

                                    Agent's Payment Office:

                                    ABN AMRO Bank, NV
                                    Account No.: 650-001-1789-41
                                    ABA NO.:     026009580
                                    F/O:         ABN AMRO Bank - Chicago CPU
                                    Reference:   Agency Services (Strategic
                                                 Timber Investments)

                                    Notices to be sent to:
                                    ABN AMRO Bank, N.V.
                                    Agency Services
                                    1325 Avenue of the Americas, 9th Floor
                                    New York, NY  10019
                                    Attention: Linda Boardman

                                    Telephone: 212/314-1724
                                    Facsimile: 212/314-1712




                                      89.

                                    With a copy to:

                                    ABN AMRO Bank N.V.
                                    One Union Square
                                    600 University Street, Suite 2323
                                    Seattle, WA 98101-2070
                                    Attention: David McGinnis, Vice President

                                    Telephone: 206/587-0342
                                    Facsimile: 206/682-5641




                                      90.

                               INDEX OF SCHEDULES [OMITTED]


Schedule 1                       -      Revolving Commitments
Schedule 2                       -      Timberlands (Real Property Description)
Schedule 3                       -      Disclosure Schedule
Schedule 4                       -      Financing Statements
Schedule 5                       -      Standards for Merchantable Timber

                                        INDEX OF EXHIBITS [OMITTED]

Exhibit A                        -      Form of Note
Exhibit B                        -      Form of Notice of Borrowing
Exhibit C                        -      Form of Borrowing Base Certificate
Exhibit D                        -      Form of Compliance Certificate
Exhibit E                        -      Form of Notice of Conversion/Continuation
Exhibit F                        -      Designation of Responsible Persons
Exhibit G                        -      Form of Assignment and Acceptance
Exhibit H                        -      Non-Bank Lender Tax Certificate
Exhibit I                        -      Form of Timber Report Certificate